EXHIBIT 10.30



                                                                         1/30/97





                         AUTO/TRUCKSTOP LEASE AGREEMENT









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                     INDEX TO AUTO/TRUCKSTOP LEASE AGREEMENT
                             PARAGRAPHS AND EXHIBITS


SUBJECT                                                                   PAGE

1. PROPERTY.................................................................2
2. TERM.....................................................................3
3. RENT.....................................................................4
4. RECORDS AND AUDIT........................................................4
5. SERVICES AND USES........................................................4
6. PROHIBITED USES..........................................................8
7. OPERATING EXPENSES.......................................................9
8. ALTERATIONS.............................................................10
9. MAINTENANCE AND REPAIRS.................................................10
10. DAMAGE/DESTRUCTION.....................................................11
11. TRANSFERABILITY OF INTEREST............................................11
12. UNDERLYING LEASE.......................................................12
13. OPERATION BY LESSEE....................................................13
14. INDEMNIFICATION AND COMPLIANCE WITH LAWS...............................13
15. ENVIRONMENTAL..........................................................16
16. INSURANCE..............................................................18
17. TERMINATION............................................................20
18. MUTUAL TERMINATION.....................................................24
19. ESTOPPEL CERTIFICATE...................................................24
20. TERMINATION BY LESSEE..................................................24
21. DEATH OR INCAPACITY OF LESSEE..........................................25
22. BANKRUPTCY.............................................................26
23. TAXES AND ASSESSMENTS..................................................26
24. INDEPENDENT CONTRACTOR.................................................26
25. CREDIT CARD SALES......................................................26
26. SURRENDER OF PREMISES..................................................26
27. INSPECTION OF LEASED PREMISES..........................................27
28. AMENDMENTS; WAIVERS; REMEDIES..........................................27
29. SUCCESSORS AND ASSIGNS.................................................27
30. ARBITRATION............................................................27
31. GOVERNING LAW..........................................................28
32. COUNTERPARTS; EFFECTIVENESS............................................28
33. ENTIRE AGREEMENT.......................................................28
34. JURISDICTION...........................................................28
35. CAPTIONS...............................................................29
36. SEVERABILITY...........................................................29
37. CONSTRUCTION...........................................................29
38. INCONSISTENCY..........................................................29
39. NOTICES................................................................29


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40. APPROVALS..............................................................30
41. FORCE MAJEURE..........................................................30
42. SUBORDINATION AND NON-DISTURBANCE......................................30
44. EXISTING CONDITION OF PREMISES.........................................31
45. COST OF ENFORCEMENT OR DEFENSE.........................................31
46. INJUNCTIVE RELIEF......................................................32
47. LINE OF CREDIT.........................................................32
48. CAVEAT.................................................................32
49. ACKNOWLEDGMENTS........................................................32

EXHIBIT A-I     DESCRIPTION AND DEPICTION OF REAL
                PROPERTY

EXHIBIT A-II    BUILDING, IMPROVEMENTS, FIXTURES AND
                EQUIPMENT

EXHIBIT B       RENTAL SCHEDULE

EXHIBIT C       MAINTENANCE RESPONSIBILITY
                SCHEDULE


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                         NATIONAL AUTO/TRUCKSTOPS, INC.

                                      *****

                         AUTO/TRUCKSTOP LEASE AGREEMENT

Location #                                        Date:              , 19
          -------------                                 -------------    ---

LESSOR:                   NATIONAL AUTO/TRUCKSTOPS, INC.
                              a Delaware corporation

         Address:          24601 Center Ridge Road, Suite 300
                           Westlake, Ohio 44145-5634

                           Attn:  Franchise Manager

         LESSEE:
                ------------------------------------------------------

         -------------------------------------------------------------

         Residence Address
                          --------------------------------------------

         City and State                             Zip Code
                       -----------------------------        ----------

PROPERTY:

         Street Address
                       -----------------------------------------------
         City
             ---------------------------------------------------------

         County and State                            Zip Code
                         ----------------------------        ---------

         See Exhibits A-I and A-II for leased property description.


A subject matter index will be found at the end of the Lease.

LESSOR:                                                       LESSEE:

NATIONAL AUTO/TRUCKSTOPS, INC.
                                            ------------------------------------

By:                                         By:
   ----------------------------                ---------------------------------
Name:                                       Name:
Title:                                      Title:



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                                 LEASE AGREEMENT


                  This Lease Agreement (the "Agreement" or the "Lease"), dated
as of                   , 199   , is entered into by and between NATIONAL
      ------------------     ---
AUTO/TRUCKSTOPS, INC., a Delaware corporation (the "Company"), and
                              , a                                ("Lessee").
------------------------------    -------------------------------


                              W I T N E S S E T H:

                  WHEREAS, TA Franchise Systems, Inc. ("TAFSI"), an affiliate of the Company, and Lessee have entered into a Franchise Agreement of even date herewith (as the same may hereafter be amended, the "Franchise Agreement"; all terms used and not defined herein shall have the meanings set forth in the Franchise Agreement) which, among other things, defines the franchise relationship between TAFSI and Lessee in connection with TAFSI's and TA Operating Corporation's (together "TA") auto/truckstop network ("TA's Network"); and

                  WHEREAS, Lessee is obligated under the Franchise Agreement to enter into this Lease, pursuant to which, among other things, (i) the Company agrees to lease and demise the Leased Premises (as defined herein) to Lessee and
(ii) Lessee agrees to take and lease from the Company the Leased Premises, each on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements set forth herein, the parties hereby agree as follows:

                  1. PROPERTY. The Company leases to Lessee and
Lessee leases from the Company the improved portion of the Company's land
located in the County of                , State of                , as described
                         ---------------           ---------------
and depicted in Exhibit A-I attached hereto and made a part hereof, together with such buildings, improvements, fixtures, and equipment existing on the Leased Premises (as hereinafter defined) as of the date of this Lease which includes, in part, those buildings, improvements, fixtures and certain equipment as listed in Exhibit A-II attached hereto and made a part hereof, said land, buildings, improvements, fixtures, and equipment being collectively referred to herein as the "Leased Premises." The Leased Premises shall also include all equipment and fixtures acquired for, attached to, or incorporated into the Leased Premises after the date hereof, to the extent said equipment and fixtures have an initial purchase price or fair market value of $2,500 or greater. All the Company's property not included in the Leased Premises described or depicted in Exhibit A-I (the "Surplus Property") may be developed, improved, leased or sold by the Company for such purposes and to such persons as the Company selects in its sole discretion; provided that, the Company shall prohibit the Surplus Property from being used for or in connection with any business engaged principally in gasoline or diesel fuel sales.


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                  2.       TERM

                           (a)  The  term of the  Lease  shall be for a  period
of five (5)  years  commencing  on                               , 19  , and
                                  -------------------------------    --
expiring on                       , 19  , (the "Initial Term") subject to the
            ----------------------    --
renewal terms set forth in this Paragraph 2. The Lease shall terminate automatically and without notice on the expiration date of the Initial Term or the Renewal Term (as hereinafter defined), if applicable.

                           (b) Should the Lessee receive the Company's
permission pursuant to Paragraph 8 to improve the Leased Premises, or any portion thereof, or make any additions requiring large capital expenditures, where the term of this Lease is a factor determining Lessee's ability to raise funds or justify the expenditure to itself, the Company will, at its option, enter into negotiations with Lessee to extend the term of this Lease.

                           (c) Subject to the Company's rights under Paragraph
17 to terminate or not renew this Lease, Lessee shall have the right to renew the Lease at the expiration of the Initial Term for five (5) additional successive terms of three (3) years each (each being a "Renewal Term"), provided that all of the following conditions have been fulfilled:

                                (i) Lessee has, during the Initial Term, complied with all the provisions of this Lease and during any Renewal Term complied with all the provisions of this Lease;

                                (ii) Lessee is not in default of the provisions of Paragraph 17 of this Lease;

                                (iii) Lessee has given notice of renewal to the Company as provided in Paragraph 17 herein and has notified TAFSI in accordance with the terms of the Franchise Agreement;

                                (iv) Lessee has satisfied all monetary
                                obligations owed by Lessee to the Company and the Company's Affiliates, including TAFSI under the terms of the Franchise Agreement and has timely met these obligations throughout the term of this Lease;

                                (v) Lessee is in compliance with TA's current qualification and training requirements as of the Renewal Date (as defined in Paragraph 17) and covenants to maintain such compliance during any Renewal Term;

                                (vi) Lessee has, as of the Renewal Date, executed a general release, in the then current form prescribed by the Company, of any and all Claims against the Company and


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                                its Affiliates, and their respective officers,
                                directors, agents, stockholders and employees;
                                and

                                (vii) Lessee, on the Renewal Date,
                                simultaneously renews the Franchise Relationship in accordance with the terms and provisions of the Franchise Agreement.

                           (d) The Company may terminate or not renew this
Agreement by written notice to Lessee, as provided in Paragraph 17 herein.

                           (e) Notwithstanding the foregoing or any other
provision hereof, the Lease shall end automatically and without notice on the date of expiration or termination of the Franchise Agreement.

                  3. RENT. Lessee shall promptly pay the Company rentals for the Leased Premises without offset or deduction as stated in the attached Exhibit B attached hereto and made a part hereof. Lessee shall pay all rentals and all other sums Lessee owes the Company in accordance with the Company's credit policies. No payment made to the Company by check or other instrument shall contain a restrictive endorsement of any kind. A restrictive endorsement shall have no legal effect even if the document restrictively endorsed is processed for payment and the Company retains the proceeds. Any rental and any other sums owed by Lessee to the Company not paid when due shall bear interest from the due date until paid at the rate of eighteen percent (18%) per annum, or the highest rate allowed by law (the "Default Rate"), whichever is less. Rentals shall be paid by Lessee by electronic fund transfer of funds to an account maintained by the Company.

                  4. RECORDS AND AUDIT.  [INTENTIONALLY OMITTED.]

                  5. SERVICES AND USES. Lessee agrees to use the Leased Premises to operate an auto/truckstop as TAFSI's Franchisee as part of TA's Network (an "Auto/Truckstop"), in accordance with the terms of the Franchise Agreement, and for no other purpose. Lessee agrees to operate the Auto/Truckstop in a manner that will assure: (i) full and complete compliance with the terms of the Franchise Agreement; and (ii) that customers receive quality merchandise and courteous and efficient service in a clean and orderly business establishment. Lessee shall comply with all requirements set forth in this Lease, the Confidential Operations Manual and other written policies supplied to Lessee by the Company. All references herein to this Lease shall include all such mandatory specifications, standards and operating procedures and rules. Lessee shall comply with the entire set of specifications and standards for TA's Network including, but not limited to, the provisions of this Paragraph 5. Lessee's operation shall include the following minimum obligations:

                         (a) Sell merchandise and service with care, courtesy, and regard for customer satisfaction. This will be determined by mystery shops or other methods as required received by TA. The Company and TA shall have the right to enter the


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                         Leased Premises to conduct, but are not obligated to
                         conduct on-site surveys and leave comment cards. Should the Company or TA receive negative comments dealing with the same issue in any 30 day period, the Lessee will be expected to take action to correct the situation which generated the comments.

                         (b) Take prompt action to respond to or correct all complaints received by the Company or TA concerning Lessee's operation, or the condition of the Leased Premises, or the conduct of any employee of Lessee. A written reply must be made to TA within 14 days outlining Lessee's actions or plans to resolve.

                         (c) Follow such procedures or take such action as the Company or TA may from time to time require to maintain the appearance and efficient operation of the Leased Premises and to meet or exceed TA's annually published minimum acceptable score as part of any quality inspection program adopted and published by TA from time-to-time (the "Quality Inspection Program"). If at any time in the Company's or TA's judgment the general state of repair or appearance of the Leased Premises or its equipment, fixtures, signs, or decor does not meet the Company's or TA's standards, the Company or TA shall so notify Lessee, specifying the action to be taken by the Company to correct such deficiency. Failure to timely correct such deficiency is a material default of this Agreement and grounds for termination of this Agreement subject to the provisions of Paragraph 17 herein. Lessee acknowledges that it has received a copy of the Quality Inspection Program, has reviewed it and understands the program. The terms of said program are incorporated herein by reference.

                         (d) Devote full-time and business expertise to the operation of the Leased Premises. The Leased Premises shall, at all times be under the direct supervision of the Manager (as defined in Paragraph 13 herein), or a trained and competent employee approved by TA or the Company, acting as full-time general manager or assistant general manager. Lessee shall keep the Company informed at all times of the identity of any employees acting as managers of the Leased Premises.

                         (e) Operate the Leased Premises and any restaurant contained thereon so as not to pose a threat or danger to public health or safety, or to the environment. Mail a copy of each and every Health Inspection Report prepared for the Leased Premises and any restaurant contained thereon by the local, county, or state governmental authorities to:


                                       5
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                            TA Franchise Systems, Inc.
                            24601 Center Ridge Road
                            Suite 300
                            Westlake, Ohio 44145-5634

                            Attn: Manager of Franchising

                         (f) Provide reasonable security at the parking facility of the Leased Premises for vehicles and drivers, and exert a reasonable effort to maintain an absence of outside elements that negatively affect the image of the Auto/Truckstop. Specifically, "outside elements" refers to, but is not limited to, prostitutes, gamblers, drug dealers, and stolen goods dealers ("Outside Elements").

                         (g) Provide, or have made outside arrangements for providing, emergency service for passenger cars including, tire service, road towing, belt replacement, and light replacement, but not to be limited to same.

                         (h) Keep the Leased Premises open for business 24 hours each day 365 days per year, including the diesel & gasoline islands, vehicle service garage, convenience store, and full-service restaurant, but not limited to the same. The fast-food style restaurant, if any, shall remain open at least 18 hours per day. Lessee's closing the Leased Premises or any part thereof, shall constitute abandonment by Lessee and shall be a material breach of this Lease and be subject to the Company's rights under Paragraph 17 hereof.

                         (i) Not engage in dishonest, fraudulent, or scare selling practices.

                         (j) Perform all services in a good and workmanlike manner.

                         (k) Maintain a complete inventory of merchandise to satisfy the reasonable demands of customers.

                         (l) Operate the Leased Premises in a clean, safe and healthful manner that will assure that customers receive quality merchandise and courteous and efficient service, which shall include the following minimum obligations:


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                         (i) Operate or cause the Manager to at all times
                         operate the Leased Premises in compliance with the standards prescribed in this Lease and the Franchise Agreement.

                         (ii) Provide a sufficient number of trained, courteous, and neat personnel who can personally and effectively communicate and correspond with customers to operate the Leased Premises in an efficient and organized manner.

                         (m) [INTENTIONALLY OMITTED.]

                         (n) Comply with the requirements of any conditional use permit or other approval ("Permit") covering the construction, maintenance, and/or operation of the Leased Premises. If the Leased Premises are subject to a Permit, a copy shall be delivered to Lessee and Lessee shall acknowledge receipt of the copy on a form provided by the Company.

                         (o) Secure and maintain in force, at Lessee's expense, all required licenses, permits and certificates relating to the operation of the Leased Premises, and operate the Leased Premises in full compliance with all applicable federal, state and local laws, ordinances, rules, and regulations, including, without limitation, all such laws, ordinances, rules, and regulations relating to the dispensing of food products, occupational hazards and health, general liability regulations relating to the dispensing of food products, general liability and pollution liability insurance requirements, consumer protection, environmental protection, underground storage facilities and dispensing of fuel, trade regulation, workers' compensation, unemployment insurance and withholding and payment of federal and state income taxes and social security taxes, and sales, use and property taxes. Further, throughout the term of this Lease, Lessee shall cause the Leased Premises to be in full and strict compliance with the Americans with Disabilities Act, as amended from time-to-time.

                         (p) Designate a qualified full-time shift manager for each shift established by Lessee.

                         (q) Have on duty or available at all times during regular business hours a qualified mechanic experienced in truck service to provide prompt, courteous and workmanlike service, and to otherwise fulfill Lessee's responsibilities under this Lease and the Franchise Agreement. Such mechanic shall meet the requirements set forth in the Confidential Operations Manual.

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                         (r) Notify the Company in writing within five (5) days
                         of the commencement of any action, suit, or proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect the operation or financial condition of the Franchised Business conducted on the Leased Premises.

                         (s) At any full service Auto/Truckstop facility, maintain a minimum of fifty (50) paved truck parking spaces.

                  6. PROHIBITED USES. The Leased Premises shall be utilized as a TAFSI franchised Auto/Truckstop and for no other purpose. In addition, Lessee shall not:

                         (a) Obstruct any entrance, exit, or pump island, or otherwise restrict access to the Leased Premises, or any part thereof, or block delivery carrier's access to storage tank fill pipes.

                         (b) Except for that signage required or imposed by law, erect, construct, place or affix any sign or placard on the Leased Premises without first obtaining the prior written approval of the Company for all display signs, and such signs shall comply with the signage provisions and requirements of this Lease, the Franchise Agreement, and all applicable laws, ordinances, rules, and regulations of governmental authorities having jurisdiction over the Leased Premises.

                         (c) [INTENTIONALLY OMITTED.]

                         (d) Store or sell illegal drugs or substances, and any related paraphernalia, or permit the same to be used, stored or consumed at the Leased Premises.

                         (e) Discharge or permit the discharge of petroleum products or other products or materials onto the Leased Premises or adjacent properties or in violation of any applicable federal, state or local law, rule, regulation or order.

                         (f) Place or install amusement, music, or vending machines, coin or token operated devices, telephones or telecommunication devices without the Company's consent or at locations that interfere with, or restrict, the safe and free flow of vehicles and pedestrian traffic on the Leased Premises or as may violate applicable laws, rules and regulations, or the terms of the Franchise Agreement.

                         (g) Create, commit or permit waste at the Leased Premises, or any part thereof, or allow or condone any activity on the Leased Premises, or any part thereof, that shall constitute a nuisance.

                         (h) Enter into any service contract or agreement relating to the furnishing of any services to the Leased Premises unless such contract or agreement shall, by its terms, be terminable by Lessee on no more than thirty (30) days notice, or it shall expressly provide that such agreement or contract shall not be binding upon the Company upon expiration or termination of this Lease.

Lessee understands and acknowledges that uniformity of standards, products and services is essential to TA's Network. To that end, the Company reserves the right to reject any category of product or services offered for sale at the Leased Premises. Should Lessee elect to offer and sell additional product or service categories to customers at the Leased Premises, Lessee shall provide the Company and TA with an advance written request for the desired product or service, and the Company shall not unreasonably withhold its approval of any such category of product or service. In addition:

                         (i) Lessee shall immediately cease offering for sale or selling any product or service if the Company, in its sole discretion, deems such product or service to be detrimental to the Marks or the image of TA's Network.

                         (ii) Lessee is prohibited from displaying, offering and selling any alcoholic beverages, packaged or otherwise and any sexual or pornographic materials (as determined by the Company or TA in their sole discretion), including, without limitation, books, magazines, videotapes, cassettes, calendars, novelty and related items. The Company reserves the right, in its sole discretion, to expand the categories of products and services which Lessee is prohibited from offering or selling from the Leased Premises upon notice to Lessee.

                  7. OPERATING EXPENSES. Lessee shall pay all charges and expenses connected with the operation of the Leased Premises, including (without limitation to): license, permit, and inspection fees; expenses incurred for monitoring, testing and inspections of all UST Systems (as defined in Paragraph 15 hereof) and related dispensing equipment, the calibration of dispensing equipment and the costs of fuel dispensing; the registration of UST's; occupation and license taxes, water, sewer, gas, telephone, electricity, and other power and utility charges assessed or charged on or against the Leased Premises, Lessee's use or occupancy thereof, or the business conducted thereon. Lessee shall have all meters and accounts for water, sewer, gas, telephone, electricity, power, and other utilities transferred to and maintained in Lessee's name. If Lessee fails or refuses to make timely payment of any charge, expense, and/or tax, the Company may, but is not obligated to, make payment for the account of Lessee, and the amount paid by the Company shall be additional rental and shall be due and payable by Lessee on demand of the Company together with interest at the Default Rate (as defined on Exhibit B hereto.)

                  8. ALTERATIONS. Subject to the provisions of Paragraph 9, Lessee shall not make, or permit anyone to make any modifications in or to the Leased Premises of a permanent nature, including but not limited to permanent improvements, alterations, decorations, or additions, structural or otherwise, in or to the Leased Premises without first obtaining the written consent of the Company. Lessee agrees that it shall make all reasonable alterations to the interior and exterior of the Leased Premises, as may be reasonably required by the Company, from time-to-time in order to modify the Leased Premises to reflect the then current image of the Company's Franchised Business. All such Company required alterations shall be paid for by Lessee, at its own expense, unless the aggregate cost of such Company required alteration exceeds $2,500. If the cost exceeds $2,500, the Company may require such alteration to be performed by Lessee, and the Company shall promptly reimburse Lessee, based on paid receipts submitted to the Company by Lessee, for the portion of the total cost that exceeds $2,500. All improvements, alterations, decorations, or additions made by Lessee shall be made in accordance with plans and specifications approved by the Company, and shall be promptly paid for and completed in a good and workmanlike manner in accordance with all applicable laws and requirements, and Lessee shall defend, indemnify, and hold the Company harmless from and against any and all costs, expenses, claims, liens, and damages to person or property resulting from the making of any such improvements, alterations, decorations, or additions in or to the Leased Premises.

                  Lessee shall not do or suffer anything to be done whereby the Leased Premises may be encumbered by a mechanic's lien or liens. If, however, any mechanic's lien is filed against the Leased Premises, Lessee shall discharge the same of record within ten days after the date of filing. If Lessee fails to discharge any such lien as provided herein, such failure shall be a default of this Lease.

                  The Company shall not be liable for any labor, services or materials to be furnished to Lessee upon credit, and no mechanic's or other lien for any such labor, services or materials shall attach to or affect the reversionary or other estate or interest of the Company in and to the Leased Premises.

                  9. MAINTENANCE AND REPAIRS. Lessee shall, at its expense, clean, maintain, repair, and make replacements to the Leased Premises as set forth in Exhibit C attached hereto and made a part hereof. If Lessee fails, or refuses, to perform any obligations set forth in Exhibit C, the Company may do so, and Lessee shall reimburse the cost to the Company on demand.

                  Lessee shall employ, on a full-time basis, an individual qualified to accomplish Lessee's obligations set forth in Exhibit C. This individual's primary duties shall be limited to maintenance responsibilities as defined.

                  The Company is responsible for the replacements not required of Lessee and imposed upon the Company by Exhibit C, except for damage to or destruction of the Leased Premises as set forth below. Notwithstanding the Company's obligations set forth in Exhibit C, Lessee has the primary obligation to keep the Leased Premises safe for all persons in, on or about the Leased Premises. Therefore, Lessee shall undertake interim repairs or maintenance to keep the Leased Premises safe for all persons, until such time as Lessee notifies the Company of the unsafe condition the Company is obligated to remedy and the Company performs the repair or replacement within a reasonable time after notice.

                  10. DAMAGE/DESTRUCTION.

                  If the Leased Premises, or any part thereof, is damaged or destroyed, Lessee shall advise the Company immediately of such damage or destruction by the fastest means possible, but in no event later than 2 hours after the damage or destruction occurs, and shall confirm the damage or destruction within 7 days of its occurrence by completing and sending the Company its Loss/Incident Report. Lessee is responsible for damage to or destruction of the Leased Premises, or any part thereof, not caused by the Company, its employees, agents, or contractors, or Acts of God. "Acts of God" for the purposes of this Paragraph 10 shall include only damage or destruction caused by wind, rain, hail, floods, ice, snow, earthquakes, volcanoes, thunder, or lightning; fire is not an Act of God, other than caused by lightning.

                  11. TRANSFERABILITY OF INTEREST.

                           (a) This Lease and all rights hereunder can be
assigned and transferred by the Company and, if so, shall be binding upon and inure to the benefit of the Company's successors and assigns.

                           (b) This Lease and all rights hereunder may be
assigned and transferred by Lessee and, if so, shall be binding upon and inure to the benefit of Lessee's successors and assigns, subject to the following conditions and requirements, and the Company's right of first refusal as set forth herein:

                         (i) Lessee may not sell, assign (including, but not limited to, assignments by operation of law), pledge, sublet, or transfer (collectively, "Assign") this Lease or any interest therein without the Company's prior written consent. The Company has an absolute and unqualified right to withhold consent to such proposed assignments. Any attempt by Lessee to Assign this Lease without the Company's prior written consent shall be void and of no force and effect. The sale, transfer, transfer by operation of law, or other disposition of Lessee's interest, or any part thereof, in the Lease, or any Person's ownership or other interest in Lessee, if Lessee is a corporation, partnership or other business entity, shall be an assignment requiring the Company's prior written consent. Lessee's written request for the Company's approval of any assignment must be received by the Company not less than ninety (90) days prior the proposed effective date of the requested assignment.

                         (ii) The Company shall have the preferential right to meet the bona fide offer of any proposed assignee; such right to be exercised by the Company within sixty (60) days following the date the Company receives a copy of Lessee's written request for the Company's approval of any assignment. Lessee shall include in such written request for the Company's approval of any assignment the name and address of the proposed assignee and the price, terms, and conditions contained in the bona fide offer. The Company's failure to exercise this preferential right in one event as to any subsequent assignments shall not terminate this Agreement or the preferential right, nor shall it release Lessee from any of its obligations under this Lease.

                           (c) If the Lessee proposes to sell, transfer, assign
or sublet this Lease or any interest therein, the Company or TA will perform a Quality Inspection of the Leased Premises to determine necessary corrections to be made to bring the Leased Premises up to a Quality Inspection score equal to or greater than TA's annually published minimum acceptable score. The Company or TA will also perform an engineering and maintenance inspection and, if deemed necessary by the Company or TA, an environmental inspection, of the Leased Premises to determine what actions are necessary to bring the Lessee into compliance with all of the provisions of Paragraph 9 and Exhibit C hereof. The results of the foregoing inspections will be made in writing to Lessee and corrections shall be made by Lessee, before the sale, assignment, transfer or subletting is approved.

                           (d) Notwithstanding any provision of the foregoing
subparagraphs (a) through (c), any attempted assignment of this Lease (including an assignment by operation of law) shall be void and of no force and effect unless the Franchise Relationship is also transferred to the assignee in accordance with the provisions of the Franchise Agreement.

                  12. UNDERLYING LEASE. (If the Company leases the Leased Premises or part of the Leased Premises from others, this paragraph will be completed.) The Company leases the Leased Premises by virtue of an underlying
lease dated                 for a term that expires on                .
            ---------------                            ---------------
The Company is under no obligation to extend or renew such underlying lease. Lessee acknowledges and confirms that it was notified in writing by the Company of the facts set forth in this Paragraph prior to the execution of this Lease.

                  13. OPERATION BY LESSEE. The Company's
normal business practice and procedure is to enter into Auto/Truckstop leases with individuals only, to assure that the Company and TA will receive the benefit of the business expertise and management of the named individual. If Lessee is an individual, any attempt by Lessee to operate the Leased Premises through a corporation shall not relieve the individual of, and the Company shall require Lessee to perform, Lessee's obligations under this Lease, unless and until the Company approves the assignment of this Lease to the corporation.

                  The Company may enter into Auto/Truckstop leases with corporations or other entities, but only upon the assurance of the entity that an individual acceptable to the Company and TA shall direct the management and operation of the Auto/Truckstop. If the Lessee is a corporation or any other entity, it agrees that the day-to-day management and operation of the Leased
Premises shall be directed by                           ("Manager"). If the
                              -------------------------
Lessee is an individual, then Lessee shall be the Manager and, as Manager, Lessee agrees to comply with the terms of Paragraph 5(d) hereof.

                  If the Manager as named is not the Lessee, and if, in the Company's or TA's opinion, the operation of the Leased Premises under the Manager is not equivalent to, or better than the operation under Lessee's operation, the Company shall so advise Lessee and the Lessee shall name a new Manager which Manager shall be acceptable to the Company and TA in their sole discretion.

                  If, during the term of this Lease, Manager dies or becomes physically incapacitated and cannot continue the direct day-to-day management and operation of the Leased Premises, this Lease shall not terminate, but Lessee shall name a new Manager, in writing, delivered to the Company not more than 60 days following the death or incapacity of Manager which Manager shall be acceptable to the Company and TA in their sole discretion.

                  14. INDEMNIFICATION AND COMPLIANCE WITH LAWS.

                           (a) Lessee agrees to indemnify, defend, protect and
hold harmless the Company (and its directors, officers, employees, agents, Affiliates, designees, representatives, stockholders, successors and assigns (collectively, "Indemnified Parties")) from and against all losses, liens, liabilities, damages, deficiencies, demands, claims, actions, judgments or causes of action, assessments, costs and expenses (including, without limitation, interest, penalties and reasonable attorneys', consultants', and other experts' fees and disbursements) ("Losses") based upon, arising out of or otherwise in respect of the Franchised Business and Lessee's use and occupancy of the Leased Premises, and any breach of or default under the terms of this Lease or any violation of applicable federal, state, local or administrative law, rule, regulation or order ("Applicable Law") by Lessee, its agents, employees, representatives, successors and assigns relating to the Leased Premises, or this Lease and Lessee's use of the Leased Premises; PROVIDED, HOWEVER, Lessee shall not be required to indemnify, defend and hold harmless the Indemnified

Parties from and against any Losses, arising directly out of the Gross Negligence ("Gross Negligence") or Willful Misconduct ("Willful Misconduct") of the Company and/or any other Indemnified Party. For the purpose of this Paragraph 14, the term "Gross Negligence" shall mean a conscious and voluntary act or omission which is in reckless disregard of the rights or property of another and the term "Willful Misconduct" shall mean intentional, purposeful conduct of an Indemnified Party but does not include instances where an Indemnified Party is strictly liable for breach of any warranty. It is agreed that neither Lessee nor its insurance carrier shall have the power or authority under this Lease to make a determination as to whether an Indemnified Party caused liabilities, losses, claims, liens, actions, deficiencies, damages or demands as the result of Gross Negligence or Willful Misconduct. If there is a disagreement between Lessee, its insurance carrier and the Indemnified Parties as to whether or not the actions of an Indemnified Party(ies) meet the test of Gross Negligence or Willful Misconduct, such a dispute shall be submitted for resolution to a court having jurisdiction over such disputes.

                  Promptly after receipt by any Indemnified Party of notice of any demand, claim or circumstance which, with the lapse of time or otherwise, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation ("Asserted Liability") that may result in a Loss, the Indemnified Party shall give notice thereof ("Claims Notice") to Lessee. The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by an Indemnified Party.

                  Lessee shall elect within thirty (30) days of receipt of the Claims Notice to either compromise or defend, at its own expense and by its own counsel (acceptable to the Indemnified Party), any Asserted Liability for which Lessee has the obligation to indemnify the Indemnified Party with respect to such Asserted Liability, PROVIDED, HOWEVER, that a condition to any settlement by Lessee shall be a complete and unconditional release of the Indemnified Party with respect to such claim. If Lessee elects to compromise or defend such Asserted Liability as provided in this Paragraph 14, the Indemnified Party shall cooperate, at the expense of Lessee, in the compromise or defense of such Asserted Liability. The Indemnified Party may select its own legal counsel to participate in such compromise or defense, at Lessee's expense, to the extent such Indemnified Party, or its counsel, reasonably believes that a conflict of interest exists between Lessee and such Indemnified Party.

                  If Lessee fails to either compromise or fully defend the Asserted Liability, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnified Party may pay, compromise or defend such Asserted Liability; PROVIDED, HOWEVER, that such payment, compromise or defense shall in no way relieve Lessee of its indemnification responsibilities pursuant to this Lease and all claims and damages resulting from Lessee's failure to satisfy its indemnification responsibilities, and the Company may charge back to Lessee, all expenses paid or incurred by the Indemnified Party in connection with the payment, compromise, or defense of the Asserted Liability.

                           (b) Without limiting or detracting from the indemnity
provision above or any other provision of this Lease, Lessee covenants that Lessee shall comply with and shall cause to Leased Premises to remain, during this term of this Lease, in full compliance with all Applicable Laws including, without limitation to, all Environmental Laws (as defined in Paragraph 15). Lessee shall procure and maintain all permits and licenses required thereunder; and shall defend, indemnify, and hold harmless the Indemnified Parties from and against any and all penalties, interest, costs, expenses, claims, judgments, and orders with respect to such Applicable Laws and regulations and any violations thereof by Lessee or which result from Lessee's use and occupancy of the Leased Premises.

                           (c) Lessee acknowledges that its obligations under
this Paragraph 14 of Lease include, without limiting the foregoing, the obligation during the term of this Lease, to:

                         (i) Comply with and cause the Leased Premises to comply with the Occupational Safety and Health Act ("OSHA") and rules, orders, and regulations issued and promulgated thereunder applicable to Lessee's operation of the Leased Premises. Lessee shall also defend, indemnify, and hold harmless the Indemnified Parties from and against any and all penalties, interest, cost, expenses, claims, judgments, and orders arising out of or incident to Lessee's noncompliance with OSHA and the rules, orders, and regulations issued and promulgated thereunder applicable to Lessee's operation of the Leased Premises; and

                         (ii) Comply with and cause the Leased Premises to comply with the Americans with Disabilities Act ("ADA") and rules, orders, and regulations issued and promulgated thereunder applicable to Lessee's operation of the Leased Premises. Lessee shall also defend, indemnify, and hold harmless the Indemnified Parties from and against any and all penalties, interest, cost, expenses, claims, judgments, and orders arising out of or incident to Lessee's noncompliance with ADA and the rules, orders, and regulations issued and promulgated thereunder applicable to Lessee's operation of the Leased Premises.

                           (d) Indemnified Parties do not assume any liability
whatsoever for acts, errors or omissions of those with whom Lessee may contract with, regardless of the purpose. Lessee shall hold harmless and indemnify Indemnified Parties for all losses and expenses which may arise out of any acts, errors or omissions of these third parties.

                           (e) The Company shall not, by virtue of any
approvals, advice or services provided to Lessee, assume responsibility or liability to Lessee or any third parties to which the Company would not otherwise be subject.

                  15.      ENVIRONMENTAL.

                           (a) Because Lessee has the day-to-day occupation and
control of the business at the Leased Premises, without limiting any of the other terms of this Lease, Lessee shall:

                         (i) Become and remain informed about, and comply and cause the Leased Premises to remain in compliance with all Applicable Laws concerning pollution, environmental protection and compliance, the protection of human health and safety, materials handling, discharges, releases and emissions from the Leased Premises, and the storage, treatment and disposal of wastes and waste materials whether currently in effect or which may be enacted in the future, including, but not limited to, the Resource Conservation and Recovery Act, Clean Water Act, Clean Air Act, Safe Drinking Water Act, Hazardous Materials Transportation Act, Toxic Substances Control Act, Comprehensive Environmental Response, Compensation and Liability Act ("Environmental Laws").

                         (ii) Comply with all Environmental Laws governing storage tanks, underground storage tanks, and all related pumps and piping ("UST Systems"), including, but not limited to, required permits, monitoring, installation, inspections and maintenance of release detection and/or tank gauging equipment, and vapor extraction and/or recovery equipment.

                         (iii) Make physical daily measurements of all products stored in UST Systems and perform daily and monthly inventory reconcilations of such measurements with metered sales and product deliveries. Lessee shall submit evidence satisfactory to the Company and TA of its compliance with these requirements within ten (10) days of a request by the Company or TA.

                         (iv) Maintain written records of all maintenance, inspections and inventory reconcilations of UST Systems for at least three (3) years, or longer if required by Environmental Laws.

                         (v) Immediately notify the Company and any appropriate regulatory agencies of discovery of any suspected or confirmed inventory loss, release from, on or to the Leased Premises, or condition that may result in a release from, on or to the Leased Premises of any regulated substance; defects in, deterioration of, leakage, a release, or a condition that may result in a release of a regulated substance from UST Systems. Lessee shall make a full written report to the Company and TA, and appropriate regulatory agencies if required by Environmental Laws, when a loss of inventory or a release of regulated substances has triggered a violation of Environmental Laws or any reporting obligation thereunder, by the fastest means available. Lessee shall be solely responsible for and shall indemnify, defend, and hold the Indemnified Parties harmless from, any and all claims, costs, fines, penalties, actions, liabilities, demands or damages of every nature related to any leak or release not detected, not reported, or not properly remedied by Lessee. A failure to maintain an inventory monitoring system, as required herein, or immediately notify the Company and TA of an indicated loss or release of a regulated substance, or contamination of or from the Leased Premises shall be grounds for termination or nonrenewal of this Lease pursuant to Paragraph 17 hereof.

                         (vi) Immediately clean up and properly dispose of all contaminants, pollutants, toxic substances, and hazardous substances and wastes which are dumped, spilled, released, buried or otherwise deposited or disposed of, or which appear anywhere on, or which originates from, the Leased Premises from whatever cause or source. All such cleanup and disposal actions shall be in compliance with Environmental Laws, and the requirements of governmental agencies, relating to pollution or protection of the environment.

                           (b) The Company may, without obligation, investigate
and undertake any appropriate action in response to any suspected or confirmed release. If the Company so chooses to make any investigation of the Leased Premises or any incident reported under this Paragraph 15, or take such action, it does so without admitting any liability or responsibility and the Company shall not be obligated to continue or complete such action. Lessee shall cooperate with the Company at all times during any such investigation or action.

                           (c) The Company, TA and its representatives shall be
permitted to enter the facility from time to time to perform physical measurements, test equipment and check records used for complying with environmental protection requirements of this Paragraph 15. The Company and TA, however, shall not be obligated to make such inspections or tests.

                           (d) Lessee shall cooperate with the Company and TA in
all current and future environmental programs sponsored by the Company or TA. Lessee shall cooperate and participate in any applicable local programs established for protection of the environment.

                           (e) The terms of this Paragraph 15 shall survive the
termination or expiration of this Lease.

                  16. INSURANCE. With respect to operations performed under or incident to this Lease, Lessee shall obtain and maintain insurance acceptable to the Company and TA which is primary as to any other existing, valid, and collectible insurance and, except for Workers' Compensation and Employers' Liability Insurance, names the Company and TA as additional Named Insured Party with a Cross Liability Clause. All such insurance required to be maintained by Lessee in this Section 16 shall specify a maximum deductible limit per occurrence of $50,000.00. Such insurance shall include (except as different coverages and policy limits may reasonably be specified for all Franchised Businesses from time to time by the Company or TA in the Confidential Operations Manual or otherwise in writing):

                           (a) Comprehensive General Liability Insurance, or
Garage Liability Insurance, covering Premises Operations, Completed Operations, Products Liability, and Contractual Liability, all with a minimum combined single limit of $1,000,000 each occurrence for Bodily Injury and Property Damage, including Personal Injury or Death.

                           (b) Comprehensive Automobile Liability Insurance
covering all owned, hired, or otherwise operated non-owned vehicles with a minimum combined single limit of $1,000,000 each occurrence for Bodily Injury and Property Damage, including Personal Injury.

                           (c) Garagekeepers' Legal Liability Insurance covering
customers' vehicles in Lessee's care, custody, and control, including coverage for loss by fire, explosion, theft, vandalism, and/or malicious mischief, and collision or upset with a minimum limit of $300,000 each occurrence.

                           (d) "All Risk" or "Special Form" Property Insurance,
including Agreed Amount Endorsement, but excluding coverage for Acts of God as defined in Paragraph 10 of this Lease, which contains a waiver of co-insurance covering the Leased Premises for loss or damage with a minimum insurance requirement of $250,000. Lessee's maximum liability for Property loss covered by such All Risk or Special Form Property Insurance is $400,000, for each occurrence. The Lessee may elect to self-insure the difference between the minimum requirement ($250,000) and the maximum liability ($400,000) or insure to the maximum liability ($400,000). The Company is to be the loss payee.

                           (e) Workers' Compensation Insurance covering Lessee
and, as required by law, Lessee's Employees, and

                           (f) Employers' Liability Insurance with a minimum
limit of $1,000,000 each occurrence.

                  Such policy or policies shall be written by a licensed insurance company satisfactory to the Company and TA in accordance with standards and specifications set forth in the Confidential Operations Manual or otherwise in writing. The Company reserves the right to review and amend the amounts and types of the required insurance coverage annually, and the minimum amounts as required above may be modified from time to time, as conditions require, by written notice to Lessee. The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by the Company or TA. At the Company's request or direction, any mortgagee of the Company or TA shall be named as an additional insured party on all such policies of insurance (excepting those set forth in subparts (e) and (f) above).

                  Within thirty (30) days after execution of this Lease, Lessee shall furnish the Company and TA with policies or Certificates of Insurance showing compliance with the foregoing requirements, which policies or Certificates shall provide that coverage will not be cancelled or altered prior to ninety (90) days' advance written notice to the Company and TA (and, if named, the Company's mortgagee), which shall reflect proof of payment of premiums. However, the Company's failure to demand or receive said Certificates shall in no event be or be construed as a waiver by the Company to require delivery of said Certificates or the underlying insurance policies of Lessee. Subrogation rights of Lessee and any party claiming through Lessee, against the Company or TA, shall be waived with respect to all of the insurance policies set forth above.

                  The insurance required hereunder in no way limits or restricts Lessee's obligations under this Lease as to indemnification of the Company or TA and the Indemnified Parties, and further, the insurance to be carried shall in no way be limited by any limitation placed on the indemnity herein given as a matter of law. Any deductible amounts are the responsibility of Lessee; provided, however, that no insurance policies required to be maintained by Lessee pursuant to this Section 16 shall have a deductible amount in excess of $50,000 per occurrence.

                  Lessee shall immediately notify its insurance carrier in writing, with a copy to the Company and TA, of all third party lawsuits, or claims, that involve the Leased Premises and/or operations thereon.

                  Should Lessee, for any reason, not procure and maintain insurance coverage as required by this Lease, the Company shall have the right and authority (without, however, any obligation to do so) immediately to procure such insurance coverage and to charge same to Lessee, which charges, together with a reasonable fee for expenses incurred by the Company in connection with such procurement, shall be payable by Lessee immediately upon notice.

                  17.      TERMINATION.

                           (a) The Company may terminate or not renew this Lease
by written notice to Lessee, upon the occurrence of any of the following:

                         (i) Lessee's failure to comply with any provision of this Lease, the Franchise Agreement or any other agreement between the parties, which provision is reasonable and of material significance to the Franchise Relationship between the Company and Lessee. The Company is not required to give Lessee an opportunity to remedy any such failure prior to termination or not renewing this Lease; or

                         (ii) Lessee's failure to exert good faith efforts to carry out the terms and conditions of this Lease, the Franchise Agreement, or any other agreement between the parties. Prior to terminating or not renewing this Lease under the provisions of this subsection (ii), the Company shall advise the Lessee in writing of such failure and give Lessee a reasonable opportunity to remedy it; or

                         (iii) The happening of any one or more events which are relevant to the Franchise Relationship, including, but not limited to, the following: (The Company is not required to give Lessee an opportunity to remedy any such happening prior to terminating or not renewing this Lease.)

                              (A) Lessee's fraud or criminal misconduct in the
                         operation of the Lease Premises.

                              (B) Declaration of bankruptcy or judicial
                         determination of insolvency of Lessee.

                              (C) If Lessee is an individual, the death of or
                         the continuing severe physical or mental disability of Lessee of at least three (3) months' duration, which renders Lessee unable to provide for the continued proper operation of the Leased Premises.

                              (D) The loss of the Company's right to grant
                         possession under this Lease through expiration of any underlying lease, if Lessee was notified in writing, prior to the commencement of the term of this Lease, of the duration of the underlying lease and of the fact that such underlying lease might expire and not be renewed during the term of this Lease or at the end of this Lease.

                              (E) The condemnation or other taking, in whole or
                         in part, of the Leased Premises under the power of eminent domain. The condemnation award paid to the Company, or the payment received by the Company in exchange for its voluntary conveyance in lieu of condemnation, shall belong solely to the Company, and Lessee shall not, by virtue of this Lease, be entitled to any part thereof; PROVIDED, HOWEVER, that nothing in this Lease shall preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business, or depreciation to, damage to, or cost of, removal of, or for the value of stock, inventory and other personal property of Lessee; and FURTHER PROVIDED, HOWEVER, that no such claim shall diminish or otherwise adversely affect the Company's award or proceeds.

                              (F) The Company's loss of the right to grant
                         Lessee the use of any Mark, unless the loss is due to the Company's trademark abuse, violation of federal or state law, or other fault or negligence of the Company related to bad faith action by the Company.

                              (G) The destruction, other than by the Company, of
                         all or substantially all of the Leased Premises. If Lessee is occupying the Leased Premises under a Lease from the Company and the Company rebuilds or replaces the Leased Premises and elects to offer the operation of the rebuilt or replaced Leased Premises in accordance with the terms of this Lease, Lessee shall have the preferential right to again be the operator of the Leased Premises.

                              (H) Lessee's failure to pay the Company in a
                         timely manner, when due, all sums to which the Company is legally entitled.

                              (I) Lessee's failure to pay to operate the Leased
                         Premises for seven (7) consecutive days, or shorter period of time which, under the facts and circumstances, is an unreasonable period of time.

                              (J) Lessee's willful adulteration, mislabeling or
                         misbranding of Motor Fuel sold at the Leased Premises, or other trademark, trade name, service mark, or other identifying symbol or name violations.

                              (K) Lessee's knowing failure to comply with
                         federal, state or local laws or regulations that are relevant to the operation of the Leased Premises.

                              (L) Lessee commingles any fuel.

                              (M) Lessee's conviction of any felony involving
                         moral turpitude; or

                         (iv) The Company's good faith determination, made in the normal course of business, to withdraw from the marketing of Motor Fuel through retail outlets in the state, county or parish in which the Leased Premises is located.

                           (b) In addition to the rights of termination or
nonrenewal by the Company set forth in subsections (i), (ii), (iii) and (iv) above, the Company may decline to renew this Lease:

                         (i) If the Company and Lessee fail to agree to changes or additions to this Lease made by the Company in good faith and in the normal course of business, and the Company does not insist on such changes or additions being made for the purpose of preventing the renewal of this Lease.

                         (ii) If the Company receives numerous bona fide complaints concerning Lessee's operation of the Leased Premises and the Company promptly notifies Lessee of each complaint and the reason it was communicated to the Company, and as to those complaints relating to the condition of the Leased Premises or the conduct of any employee of Lessee, Lessee does not take prompt action to cure or correct the basis for such complaints. The Company will communicate these complaints to Lessee in writing using the Company's Customer Complaint Form ("Customer Complaint Form"). A written statement from Lessee as to the outcome is required by the Company.

                         (iii) If Lessee fails on at least three (3) occasions during the term of this Lease, to operate the Leased Premises in a clean, safe and healthful condition and the Company notified Lessee of each such failure.

                         (iv) If the Company makes a good faith determination in the normal course of business not to renew this Lease because such renewal would be uneconomical to the Company, despite any changes or additions to the provisions of this Lease that may be acceptable to Lessee; PROVIDED, HOWEVER, that such nonrenewal is not made for the purpose of converting the Leased Premises to operation by employees or agents of the Company for the Company's own account.

                           (c) The Company may also decline to renew this Lease
if the Company makes a good faith determination, in the normal course of business, to:

                         (i) Convert the Leased Premises to a use other than for the operation of an Auto/Truckstop; or

                         (ii) Materially alter, add to or replace the Leased Premises if such alteration, addition or replacement is not made for the purpose of converting the Leased Premises to operation by employees or agents of the Company for the Company's own account; or

                         (iii) Sell the Leased Premises.

                           (d) The Company agrees that in the event of a
nonrenewal pursuant to subparagraph (b) hereof, the Company will not sell the Leased Premises for at least 90 days following the expiration of this Lease, during which time Lessee shall be free to tender to the Company a purchase offer pertaining to the Leased Premises; PROVIDED, HOWEVER, that nothing herein shall be deemed to (a) prevent or restrict the Company from negotiating with third parties for the sale of the Leased Premises during such 90 day period, or (b) grant to Lessee any rights of first refusal with respect to any such offer to purchase which the Company may receive from any third party.

                           (e) The Company's written notice of termination or
nonrenewal shall include a statement that this Lease is being terminated or not renewed and shall set forth the reason or reasons for termination or nonrenewal. Except as otherwise provided in this Section 17, the effective date of the termination or nonrenewal shall be at least 30 days after the date of notice of termination or nonrenewal.

                           (f) Although at least 30 days written notice of
termination or nonrenewal is provided for in most circumstances, there may be times when the giving of a 30 day notice is not reasonable. If such a circumstance occurs, the Company may terminate or not renew this Lease by giving Lessee written notice of termination or nonrenewal on the earliest date that is reasonably practical.

                           (g) Nothing in this Lease shall prohibit or restrict
the Company from terminating or not renewing this Lease in any lawful manner under applicable federal, state and local laws or regulations, as such laws or regulations may be amended from time to time.

                           (h) Provided there is no event of termination or
non-renewal as provided for in this Paragraph 17, Lessee may be entitled to renew this Lease by exercising the renewal options, as set forth in and subject to the terms of Paragraph 2, provided Lessee gives the Company written notice of the election to renew at least 90 but not more than 180 days prior to the expiration of the Initial Term, or any Renewal Term (each such date on which notice is delivered during said period being referred to herein as a "Renewal Date"). Rent during each Renewal Term shall be calculated in accordance with the terms of Exhibit B.

                  18. MUTUAL TERMINATION. Lessee and the Company may agree by a mutual written agreement to terminate or not renew this Lease. The effective date of such termination or nonrenewal shall be the date agreed to by Lessee and the Company but may not be a date that is more than 180 days after the date of such agreement. The Company shall send by certified mail, or personally deliver to Lessee, a copy of the agreement promptly after it is signed by the Company and Lessee. Lessee may repudiate such agreement by written notice to the Company, sent by certified mail, postmarked not more than seven (7) days following the date Lessee receives a copy of such agreement.

                  19. ESTOPPEL CERTIFICATE. Lessee shall from time to time, within five (5) days after being requested to do so by the Company or TA, execute, acknowledge and deliver to the Company (or, at the Company's request, to any existing or prospective purchaser, transferee, assignee or mortgagee of any or all of the Leased Premises, any interest therein or any of the Company's rights under this Lease) an instrument in recordable form:

                           (a) certifying (i) that the Lease is unmodified and
in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (ii) as to the dates to which the guaranteed Fixed Rent Amount and additional charges arising hereunder have been paid; (iii) as to the amount of any prepaid rent or any credit due to Lessee hereunder; (iv) that the Lessee has accepted possession of the Leased Premises, and the date on which the term commenced; (v) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Company or the Lessee is then in default in performing any of its obligations under the Lease (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Company or such other addressee; and

                           (b) acknowledging and agreeing that any statement
contained in such certificate may be relied upon by the Company and any such other addressee.

                  20. TERMINATION BY LESSEE. Lessee may terminate this Lease at any time by 180 days' advance written notice to the Company, posted by certified mail, but only if Lessee simultaneously terminates the Franchise Agreement as permitted in accordance with the terms of the Franchise Agreement. Upon receipt of such notice by the Company, it may not be withdrawn by Lessee without the Company's written approval.

                  21. DEATH OR INCAPACITY OF LESSEE.

                           (a) In the event of the death or Incapacity of an
individual Lessee, or any partner of a Lessee which is a partnership or any stockholder owning fifty percent (50%) or more of the capital stock of a Lessee which is a corporation, the heirs, beneficiaries, devisees, or legal representatives of said individual, partner or stockholders shall notify the Company and TA within fifteen (15) days of death or incapacity, and, within one hundred eighty (180) days of such event:

                         (i) Apply to the Company for the right to continue to operate the Franchised Business for the duration of the term of this Lease, which right shall be granted upon the fulfillment of all of the conditions set forth in subparagraph 11(b) of this Lease; or

                         (ii) Sell, assign, transfer, or convey Lessee's interest in compliance with the provisions of subparagraph 11(b) of this Lease; PROVIDED, HOWEVER, in the event a proper and timely application for the right to continue to operate has been made and rejected, the one hundred eight (180) days to sell, assign, transfer or convey shall be computed from the date of said rejection. For purposes of this Paragraph, the Company's silence on an application made pursuant to subparagraph 11(b) through the one hundred and eighty
                         (180) days following the event of death or incapacity shall be deemed a rejection made on the last day of such period.

                           (b) In the event of the death or Incapacity of an
individual Lessee, or any partner or stockholder of a Lessee which is a partnership or corporation, where the aforesaid provisions of Paragraph 11 have not been fulfilled within the time provided, all rights licensed to Lessee under this Lease and Lessee's leasehold interest in the Leased Premises under this Lease shall, at the option of the Company, terminate forthwith.

                           (c) In the event of the death of Incapacity of any
such individual Lessee or any partner of a Lessee as described in Paragraph 21(a) hereof, or any failure by Lessee to promptly cure any non-compliance with the terms of this Lease, the Company shall have the right, but not the obligation, to operate the Auto/Truckstop during the interim periods of time specified in this Paragraph 21 for the heirs, beneficiaries, devisees, or legal representatives of said individual, partner or stockholder to apply to the Company or attempt to sell, assign, transfer, or convey Lessee's interest in the Leased Premises or until Lessee cures its non-compliance prior to termination or non-renewal by the Company.

                  22. BANKRUPTCY. (Intentionally Omitted.)

                  23. TAXES AND ASSESSMENTS. The Company shall pay all real estate taxes and assessments levied against the Leased Premises. Lessee shall pay all taxes on the products, personal property, and improvements of the Lessee on the Leased Premises. Lessee shall be exclusively liable for the payment of any and all premiums, contributions, and taxes for Workers' Compensation Insurance, Unemployment Insurance, old Age Benefits, annuities, and retirement benefits now or hereafter imposed by or pursuant to any governmental law or regulation which are measured by the wages, salaries, or remuneration paid by Lessee to his employees and representatives.

                  24. INDEPENDENT CONTRACTOR. Lessee is an independent contractor hereunder. It is agreed that, except as provided in the Franchise Agreement, none of the provisions of this Lease reserves or shall be construed as reserving to the Company any right to exercise control over the business operations of Lessee upon the Leased Premises or to direct in any respect the manner in which such business and operations shall be conducted (including the price at which products and merchandise are to be sold), it being understood and agreed that except as set forth to the contrary in the Franchise Agreement and this Lease, the entire control and direction of such activities shall be and remain with Lessee. Lessee shall have no authority to employ any persons as employees or agents for or on behalf of the Company for any purpose, and neither Lessee nor any other persons performing any duties or engaging in any work at the request of Lessee shall be deemed to be the employees or agents of the Company. Lessee will not erect nor permit any sign, insignia, or other advertising device upon or near the Leased Premises which would in any way indicate or imply that the Company is the owner or operator of the business being conducted thereon by Lessee.

                  25. CREDIT CARD SALES. [INTENTIONALLY OMITTED.]

                  26. SURRENDER OF PREMISES. At the expiration or termination of this Lease, Lessee shall yield immediate and peaceable possession of the Leased Premises to the Company and shall, at such time, return the keys to all locks; said Leased Premises to be surrendered to the Company in as good condition as when received, except for reasonable wear and tear and damage or destruction not caused by Lessee or Lessee's employees', agents', or contractors' negligent or willful acts or omissions.

                  Upon the termination or nonrenewal of this Lease, (unless state law provides to the contrary) neither the Company nor any incoming Lessee shall be obligated to purchase any of Lessee's inventory, tools, equipment, or supplies; provided, however, that the Company, at its option, may purchase any of such inventory, tools, equipment, or supplies which are not obsolete and are in a current and salable condition which Lessee purchased from the Company, for the reasonable value thereof, but not to exceed the cost to Lessee, and credit the amount thereof against any sums due the Company by Lessee. With respect to property items owned by Lessee and not purchased by the Company, and improvements, alterations, decorations, or additions', structural or otherwise, made by Lessee, Lessee agrees to remove same immediately from the Leased Premises prior to the end of the Lease and repair any and all damage to the Leased

Premises caused or occasioned by such removal. Any property not removed by Lessee may be removed and the Leased Premises restored by the Company at Lessee's expense. Any property not removed by either party shall become the property of the Company and no compensation will be due Lessee therefore.

                  27. INSPECTION OF LEASED PREMISES. The Company and TA has the right to enter and inspect the Leased Premises at any reasonable time with such employees and equipment as it considers necessary to (a) determine if the obligations of Lessee under this Lease are being fulfilled, (b) perform replacements required of the Company under this Lease pursuant to Exhibit C and/or (c) conduct a Quality Inspection. Lessee agrees to cooperate with the Company in connection with the Company's activities pursuant to clauses (a), (b) and (c) of the immediately preceding sentence, such cooperation to include making employees and the Manager available at reasonable times for discussion with the Company's employees and representatives.

                  28. AMENDMENTS; WAIVERS; REMEDIES.

                           (a) Any provision of this Lease may be amended or
waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Lessee and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

                           (b) No waiver by either party of any default,
misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No single or partial exercise by either party in exercising any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any right or remedies provided by law.

                  29. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  30. ARBITRATION.

                           (a) Any monetary claim of less than ONE HUNDRED
THOUSAND Dollars ($100,000.00) in dispute arising out of or relating to this Lease, or any breach thereof, shall be submitted to arbitration before a single arbitrator in the county and state where the Company's principal place of business is located at the time such action is brought forth in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof. The arbitrator is explicitly authorized to award attorney's fees as part of his or her award. Nothing contained herein shall, however, be construed to limit or to preclude the Company from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as the Company deems to be necessary or appropriate to compel Lessee to comply with its obligations hereunder to or protect the Company's Marks or other property rights of the Company. In addition, nothing contained herein shall be construed to limit or to preclude the Company from joining with any action for injunctive or provisional relief all monetary claims that the Company may have against Lessee which arise out of the acts or omissions to act giving rise to the action for injunctive or provisional relief. This arbitration provision shall be deemed to be self-executing and in the event that Lessee fails to appear at any properly noticed arbitration proceeding, award may be entered against Lessee notwithstanding its failure to appear.

                           (b) Nothing herein contained shall bar the right of
either party to seek and obtain temporary injunctive relief from a court of competent jurisdiction, subject to Paragraph 34 hereof, in accordance with applicable law against threatened conduct that will cause loss or damage, pending completion of arbitration.

                           (c) It is the intent of the parties that any
arbitration between the Company and Lessee shall be of Lessee's individual claim and that the claim subject to arbitration shall not be arbitrated on a classwide basis.

                  31. GOVERNING LAW; JURY TRIAL WAIVER. This Lease shall be construed in accordance with and governed by the laws of the State of Ohio, Cuyahoga County. Each of the Company and Lessee hereby irrevocably waives trial by jury and any action, proceeding or counterclaim, whether at law or in equity, brought by the Company or TA against Lessee or by Lessee against the Company or TA whether or not there are other parties in such action or proceeding.

                  32. COUNTERPARTS; EFFECTIVENESS32. COUNTERPARTS; EFFECTIVENESS. This Lease may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Lease shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                  33. ENTIRE AGREEMENT33. ENTIRE AGREEMENT. This Lease, together with the Franchise Agreement and all documents executed or delivered in connection herewith or therewith, or referenced in this Lease or the Franchise Agreement, together constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Lease. Neither this Lease nor any provision hereof is intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder, except the rights given to the Indemnified Parties in Paragraph 14.

                  34. JURISDICTION. Except to the extent required by the Company to recover possession of the Leased Premises in another jurisdiction, each of the parties hereto irrevocably submits to the jurisdiction of the state or federal courts sitting in Cuyahoga County, Ohio, in any action or proceeding arising out of or relating to this Lease, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Lease in any other court or to contest the jurisdiction (in rem or in personam) or power or decision of such court over or pertaining to the party or with respect to the subject matter in any other court within or without the United States other than appropriate appellate courts. Each of the parties hereto irrevocably waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of the other party hereto with respect thereto.

                  35. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  36. SEVERABILITY. If any provision of this Lease, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Lease and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Lease was executed or last amended.

                  37. CONSTRUCTION. Whenever required by the context, any gender shall include any other gender, the singular shall include the plural and the plural shall include the singular.

                  38. INCONSISTENCY. In the event of any conflict between the terms and provisions of this Lease and the terms and provisions of the Franchise Agreement the terms and provisions of the Franchise Agreement as the case may be, shall govern and control.

                  39. NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed-to the intended recipient as set forth below,
(iii) if given-by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (iv) if sent through a reputable overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

If to the Company or TA, to:        National Auto/Truckstops, Inc.
                                    c/o TAFSI
                                    24601 Center Ridge Road, Suite 300
                                    Westlake, OH  44145-5634
                                    Attn:  Franchise Manager
                                    Phone:  216/808-3016
                                    Telecopy:  216/808-3307

If to Lessee, to:
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Attention:
                                    Phone:
                                    Telecopy:

All notices given or required hereunder, by Lessee to TA or the Company, shall also be simultaneously made and directed to TAFSI at the notice address provided pursuant to the Franchise Agreement. Either party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended. Either party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

                  40. APPROVALS.

                           (a) Whenever this Lease requires the prior approval
or consent of the Company, Lessee shall make a timely written request to the Company therefor, and, except as otherwise provided herein, any approval or consent granted must be in writing to be binding upon the Company.

                           (b) The Company makes no warranties or guarantees
upon which Lessee may rely and assumes no liability or obligation to Lessee or any third party to which it would not otherwise be subject, by providing any waiver, approval, advice, consent or services to the Company in connection with this Lease, or by reason of any neglect, delay or denial of any request therefor.

                  41. FORCE MAJEURE. The period of time during which either party hereto is prevented or delayed in the performance or fulfilling any obligation, other than payment of the Fixed Rent Amount (as defined in Exhibit
B), additional rent or any other fees or sums and charges due hereunder, due to unavoidable delays caused by Acts of God, earthquake, fire, flood, or the elements, malicious mischief, riots, strikes, lockouts, boycotts, picketing, labor disputes or disturbance, war, compliance with any directive, order or regulation of any governmental authority or representative thereof acting under claim or color of authority, or for any reason beyond such party's reasonable control, whether or not similar to the foregoing, shall be added to such party's time for performance thereof, and such party shall have no liability by reason thereof.

                  42. SUBORDINATION AND NON-DISTURBANCE

                           (a) This Lease shall be subordinate to each and every
underlying lease, deed of trust or mortgage encumbering the Leased Premises or any portion thereof, whether now existing or in the future, and to any advances made on the security thereof and to any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded.

The Company covenants that Lessee's right to quiet possession of the Leased Premises during the term hereof shall not be disturbed if Lessee pays the rent and performs all of Lessee's obligations under this Lease and is not otherwise in default. The Company shall use commercially reasonable efforts to obtain a non-disturbance agreement embodying the provisions of the immediately preceding sentence from all current and future holders of mortgages or deeds of trust affecting the Leased Premises (hereinafter collectively referred to as the "Mortgagees"); provided, however, that the Company shall not be required to pay any sum demanded by any Mortgagee as consideration for any such non-disturbance agreement. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Lessee, this Lease shall automatically be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

                           (b) If the Company's interest in the Leased Premises
is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Lessee shall-attorn to the transferee of or successor to the Company's interest in the Leased Premises and recognize such transferee or successor as the Company under this Lease. Lessee waives the protection of any statute or rule of law which gives or purports to give Lessee any right to terminate this Lease or surrender possession of the Leased Premises upon the transfer of the Company's interest. The Company shall not assert any claim against Lessee for any sums due under this Lease paid by Lessee to a third party after receipt by Lessee of notice in writing from the Company directing Lessee to pay any such sums to such third party, and before Lessee receives notice from the Company revoking such direction.

                           (c) Lessee shall sign and deliver any instrument or
documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so, provided that such instruments or documents are consistent with the provisions of the immediately preceding subparagraphs
(a) and (b). If Lessee fails to do so within twenty (20) days after written request, Lessee hereby makes, constitutes and irrevocably appoints the Company, or any transferee or successor of the Company, the attorney-in-fact, coupled with an interest, of Lessee to execute and deliver any such instrument or document.

                  44. EXISTING CONDITION OF PREMISES. Lessee acknowledges that the Leased Premises are and have been subject to active use by an operating business either by Lessee or other third party and have experienced normal wear and tear as a result thereof. Lessee has had reasonable opportunity to inspect, and has inspected, the Leased Premises and accepts the Leased Premises in its present condition as of the date hereof. The Company has no obligation to perform any work or make any alterations, additions or improvements in order to prepare the Leased Premises for Lessee's occupancy. Lessee acknowledges that neither the Company nor any agent of the Company has made any representation as to the condition of the Leased Premises or its suitability for Lessee's intended use.

                  45. COST OF ENFORCEMENT OR DEFENSE. If a claim for amounts owed by Lessee to the Company is asserted in any legal proceeding before a court of competent jurisdiction, or if the Company or Lessee is required to enforce this Lease in a judicial proceeding, the prevailing party shall be entitled to reimbursement of its costs, including reasonable accounting and legal fees, in connection with such proceeding.

                  46. INJUNCTIVE RELIEF. Lessee shall have the right to obtain injunctive relief against threatened or actual conduct by Lessee that will cause the Company loss or damages, for Lessee's misuse or unauthorized use of the Leased Premises, for Lessee's threatened actual violation of the provisions of this Lease governing Confidential Information. Such injunctive relief shall be governed under the usual equity rules, including the applicable rules for obtaining restraining orders and preliminary injunctions.

                  47. LINE OF CREDIT. In order to guaranty the performance of Lessee's monetary obligations to the Company pursuant to this Lease, Lessee shall establish a line of credit with the Company's credit department in an amount determined by the Company. In the event that Lessee fails to pay any amounts due pursuant to this Lease, the Company may refuse to extend credit to Lessee if Lessee fails to meet the terms of credit.

                  48. CAVEAT. The success of the business venture contemplated to be undertaken by Lessee by virtue of this Lease is speculative and depends, to a large extent, upon the ability of Lessee as an independent business entity, and its active participation in the daily affairs of the business as well as other factors. Franchisor does not make any representation or warranty express or implied as to the potential success of the business venture in this Lease.

                  49. ACKNOWLEDGMENTS.

                           (a) Lessee represents and acknowledges that it has
received, read and understood this Lease; and that the Company has fully and adequately explained the provisions herein to Lessee's satisfaction; and that the Company has accorded Lessee ample time and opportunity to consult with advisors of its own choosing about the potential benefits and risks of entering into this Lease.

                           (b) Lessee acknowledges that its has received a copy
of this Lease and the attachments thereto, at least five (5) business days prior to the date on which this Lease was executed. Lessee further acknowledges that Lessee has received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures, at least ten (10) business days prior to the date on which this Lease was executed. Lessee acknowledges that the Company and TA have made no representations or warranties in connection with this Lease other than those expressly set forth herein or in the Franchise Agreement, and that Lessee has not relied on any such representations or warranties in entering into this Lease.

                           (c) Lessee has been advised to consult with its own
advisors with respect to the legal, financial and other aspects of this Lease, the business franchised hereby, and the prospects for that business. Lessee has either consulted with such advisors or has deliberately declined to do so.

                           (d) Lessee affirms that all information set forth in
any and all applications, financial statements and submissions to the Company is true, complete and accurate in all respects, with Lessee expressly acknowledging that the Company is relying upon the truthfulness, completeness and accuracy of such information.

                           (e) Lessee has conducted an independent investigation
of the business contemplated by this Lease and recognizes that, like any other business, an investment in a Franchised Business and the Leased Premises involves business risks and that the success of the venture is primarily dependent upon the business abilities and efforts of the Lessee.

                           (f) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT ALL
REPRESENTATIONS OF FACT MADE BY THE COMPANY HEREIN ARE MADE SOLELY BY THE COMPANY. ALL DOCUMENTS, INCLUDING THE COMPANY'S FRANCHISE AGREEMENT AND THIS LEASE, HAVE BEEN PREPARED SOLELY IN RELIANCE UPON REPRESENTATIONS MADE AND INFORMATION PROVIDED BY THE COMPANY, ITS OFFICERS AND ITS DIRECTORS. LESSEE FURTHER AGREES THAT IT HAS NO CLAIM AGAINST, AND WILL INDEMNIFY AND HOLD HARMLESS, THE PREPARER OF ANY AND ALL SUCH FRANCHISE AGREEMENTS, LEASES AND OFFERING CIRCULARS AND EXHIBITS THERETO, WITH RESPECT TO ANY AND ALL LOSS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), DAMAGES AND LIABILITIES RESULTING FROM ANY REPRESENTATIONS AND/OR CLAIMS MADE BY THE COMPANY IN SUCH DOCUMENTS.

NATIONAL AUTO/TRUCKSTOPS, INC.               [LESSEE]


By:                                          By:
   ---------------------------                  ----------------------------
   Name:                                        Name:
   Title:                                       Title:

Witnessed By:                                         Witnessed By:

-----------------------------                ------------------------------

-----------------------------                ------------------------------


STATE OF DELAWARE                   )
                                    )
COUNTY OF                           )
         -------------------------

         On this      day of                   in the year       , before me
                 ----        -----------------             ------
             , a Notary Public in and for said state, personally appeared
-------------
                      ,                                    of NATIONAL
----------------------  ----------------------------------
AUTO/TRUCKSTOPS, INC., known to me to be the person who executed the within
Agreement and acknowledged to me that                 executed the same for the
                                      ---------------
purposes therein stated.


                                            ------------------------------------
                                            Notary Public


STATE OF                            )
          --------------------------
                                    )
COUNTY OF                           )
          --------------------------


         On this      day of                   in the year       , before me
                 ----        -----------------             ------
             , a Notary Public in and for said state, personally appeared
-------------
                    ,                               of [LESSEE], known to me to
--------------------  -----------------------------
be the person who executed the within Agreement and acknowledged to me that executed the same for the purposes therein stated.
---------------

                                            ------------------------------------
                                            Notary Public

                                   EXHIBIT A-I

                   DESCRIPTION AND DEPICTION OF REAL PROPERTY
                      BEING A PART OF THE LEASED PREMISES.


                                [To be inserted.]







                                      A-I-1

                                  EXHIBIT A-II

                 BUILDINGS, IMPROVEMENTS, FIXTURES AND EQUIPMENT


                                [To be inserted.]






                                     A-II-1

                                    EXHIBIT B

                                 RENTAL SCHEDULE

Lessee shall pay the Company as rental for the Leased Premises during the term of this Lease the following:

         The "Fixed Rent Amount", as defined below, payable monthly on or before the 10th day of each calendar month during the term of this Lease; provided, however, that if the term of this Lease begins and/or ends on a day other than the first or last day of a calendar month, the applicable payment of the Fixed Rent Amount shall be appropriately prorated; and provided further, however, that the Fixed Rent Amount with respect to the first full or partial calendar month of the term of this Lease is payable upon execution of this Lease. The term "Lease Year" shall mean the first consecutive 12 month period beginning on the date of the Lease and each successive 12 month period thereafter, whether fiscal or annual.

         As used herein, the annual Fixed Rent Amount for the first Lease Year
from execution of this Lease by Lessee shall be equal to $           (the "Base
                                                          ----------
Rent Amount"), and shall be payable in equal, consecutive monthly installments; provided, however, that the Base Rent Amount shall permanently increase by: (1) an amount (the "Improvement Rent") equal to fourteen percent (14%) of the cost of all capital improvements, replacements and repairs made from time-to-time by the Company costing $2,500 or more (or, pursuant to Paragraph 8, by Lessee at the Company's expense over $2,500) (the "Improvements"), if any; and (2) the amount the Inflator (as hereafter defined) for the current Lease Year shall have increased over the Inflator for the immediately preceding Lease Year. Any increase in the Fixed Rent Amount resulting from Improvements made by the Company shall take effect upon completion of and payment by the Company for the Improvements, and delivery to Lessee of thirty (30) days advance written notice of the Fixed Rent Amount increase resulting from the Improvements, which notice shall recite the nature of the Improvements, the date of completion of the Improvements, the Fair Market Value of the Improvements and the new Fixed Rent Amount. The first installment of the then current Fixed Rent Amount shall be payable on the 10th of the month next following the expiration of the 30-day notice period. Written notice of the resulting increase in the Fixed Rent Amount resulting from the Inflator to be paid by Lessee will be sent to Lessee by the Company within thirty (30) days prior to the commencement of each new Lease Year under this Lease. The Fixed Rent Amount shall only increase once annually as a result of the Inflator. As used herein, the "Inflator" shall mean the percentage increase (and excluding any decrease) in the Consumers Price Index for all Urban Consumers for all cities ("CPI"), using 1982-84 = 100 as the base year, as published by the U.S. Bureau of Labor Statistics, in the last published index. The increase in the Fixed Rent Amount determined using the Inflator shall be calculated by multiplying the Fixed Rent Amount for the immediately preceding Lease Year by the percentage increase in the CPI for the current Lease Year, and adding the resulting amount to the Fixed Rent Amount paid in the preceding Lease Year. Notwithstanding the foregoing, in no event shall the increase in the Fixed Rent Amount as a result of the Inflator increase the Fixed Rent Amount more than Twenty Percent

(20%) during the period of the Initial Term or Twelve Percent (12%) for any individual Renewal Term.

         Rentals shall be paid by Lessee by electronic transfer of funds to an account maintained by the Company.

                                    EXHIBIT C

                       MAINTENANCE RESPONSIBILITY SCHEDULE

                                    EXHIBIT C

                                  TRAVEL CENTER
                         MAINTENANCE RESPONSIBILITY FORM

Fee Owned Single Lease

--------------------------------------------------------------------------------
                        DEFINITIONS AND RESPONSIBILITIES
--------------------------------------------------------------------------------

CLEANING

         Cleaning shall mean all material, labor, and equipment required to keep all dirt, dust, grease, trash, and foreign material from the identified item in accordance with minimum maintenance standards. The methods and cleaning material are furnished by Lessee at his discretion. Lessee is responsible for the damage to any material or equipment caused by improper cleaning methods, materials, or by the omission of proper cleaning.

MAINTENANCE

         Maintenance shall mean operating and preventive maintenance and/or repair or replacement of component parts required to keep equipment and material in good operating condition, in accordance with the manufacturer's recommendations and minimum maintenance standards. Equipment and material shall be properly maintained in order that it may attain its expected life before replacement is required.

         It is not practical to list each component part of all equipment and material and each maintenance responsibility of Lessee; therefore, in addition to the maintenance responsibilities set forth in this Exhibit C, Lessee's operating and preventive maintenance responsibility shall also include, but not be limited to, oiling and greasing of equipment, adjustment of pressure and temperature settings, filter replacement, oil changing and other similar routine maintenance operations established by manufacturer's standards or minimum maintenance standards, or by guidelines published by the Company or TA with at least 30 day's prior written notice thereof to Lessee.

         Lessee is also responsible for routine repairs and replacement of component parts that are relatively minor as compared to the replacement of an entire piece of equipment or material. These include, but are not limited to, pump couplings, pump impellers, motor capacitors, belts, belt guards, thermostats, thermocouples, individual circuit breakers, door closer parts, relay switches, pressure relief valves, gate valves, and similar types of parts and the labor required to install such parts.

REPLACEMENT

         Replacement shall mean the physical replacement of equipment or material due to normal wear and/or abuse or neglect. The anticipated life of equipment or material shall be determined by combining manufacturer's information, usage of the item and experience comparison with similar equipment or material.

         If premature replacement of any equipment or material is required due to Lessee's abuse or neglect, Lessee shall make the replacement at his expense, regardless of the designated replacement responsibility set forth in this Exhibit C. Equipment or material replaced by Lessee shall be with like type of equipment or material, to the extent practicable.

         The Company may, at its sole election, replace equipment or material with like or different equipment or material.

         Where Exhibit C indicates the Company is responsible for replacement of an item, the Company may elect to replace or rebuild a major component part of the equipment or material in lieu of replacing the entire unit of equipment or material. As a general rule, a major component part shall be repaired if the estimated cost versus replacement cost of the entire unit is not more than 50% of such replacement cost; however the Company shall have the sole right to elect to replace or rebuild a component part or replace the equipment or material.

         The Leased Premises may not include all the buildings, improvements, fixtures, equipment and machinery listed on this Exhibit "C"; therefore, the cleaning, replacement and maintenance obligations of the Company and Lessee are applicable only to the buildings, improvements, fixtures, equipment and machinery located on the Leased Premises as of the effective date of this lease, and the buildings, improvements, fixtures, equipment and machinery, if any, placed on the Leased Premises by the Company during the term of this Lease. In general, items not specifically listed on this Exhibit C and not placed on the Leased Premises by Lessee shall be Lessor's responsibility to replace if the initial cost or the fair market value of such item, exceeds $2,500.00 which threshold shall increase by the CPI each year in accordance with Exhibit B of this Agreement. In addition, any reference in this Exhibit C to the $2,500.00 threshold shall be increased annually by the CPI. The cleaning, maintenance and replacement of buildings, improvements, fixtures, equipment and machinery, placed on the Leased Premises by Lessee, is the obligation of Lessee. Lessor shall not be responsible for replacement of items covered by Lessee's insurance policies required to be maintained pursuant to this Lease.


                                        ----------------------------------------
                                        Lessee Initial

                                    EXHIBIT C

                                  TRAVEL CENTER
                         MAINTENANCE RESPONSIBILITY FORM

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
1.   APPROACHES
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.     Highway Berm Area                                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Concrete Curbs                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Culverts & Headwalls                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------

2.   UNDERGROUND TANK AREA
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Concrete Pad                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Fill Caps & Manholes                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Vents                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Identification & Maintenance Painting                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Padlocks for Fill Lines                                                                              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Underground Product Tanks & Lines                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Submerged Pumps & Leak Detectors                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Water In Tanks - Routine, Condensation                                                 X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Annual Testing, Per Government Requirements                                                   X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1. UST Tightness Testing                                                       X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

3.   YARD PAVING
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Concrete (Lessee responsible for replacements less than
           $2,500)                                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Blacktop (Lessee responsible for replacements less than
           $2,500)                                                                        X       X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Blacktop Repairs (Due to dropped trailers)                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Gravel (Lessee responsible for replacements less than
           $2,500)                                                                        X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Parking Stall Striping
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Parking Stall Striping (New Pavement)                                                  X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Parking Stall Striping Repainting                                                             X
                                                                        ------- ------ -------- ------ ------ -------
     E.    Fencing, Guard Rail -- Routine Repairs and Replacement
           less than $2,500.00                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1. Replacement more than $2,500.00                                             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Yard Sewers, Manholes & Storm Drainage                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Drive Sweeping & Plowing Equipment                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Canals & Drainage Ditches                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Concrete Curbs                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1. Concrete Bumpers                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

4.   ISLAND, CANOPIES, ALLIED EQUIPMENT
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Canopies
                                                                        ------- ------ -------- ------ ------ -------
           1.     Structural, Fascia, Drainage, Washing, Painting,
                  Signs (approved by the Company)
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
           2.     Electrical Fixtures, Bulbs, Ballasts and Lens Covers
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           3.     Speakers & Wiring                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
           4.     Intercom Handsets                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
     B.    Islands
                                                                        ------- ------ -------- ------ ------ -------
           1.     Steel Forms                                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
           2.     Steel Forms - Maintenance Painting                                                     X
                                                                        ------- ------ -------- ------ ------ -------
           3.     Island Oil Merchandisers                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           4.     Pedestals                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    Replacement Hoses & Automatic Nozzles
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                  (b)    Recalibration, Per Government Requirements
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                  (c)    Recalibration, Other                                                            X
                                                                        ------- ------ -------- ------ ------ -------
           5.     Hosetriever Replacement, Where Used                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           6.     Island Shelters                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           7.     Island Shelter Heaters                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           8.     Island Water & Air Service Lines                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
           9.     Air & Water Hoses & Nozzles & Coxwell Units (Island                             X      X      X
                  Service)
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Air Hoses & Heads for Truck Air Tank                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           11.    Island Light Fixtures & Poles                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    Painting                                                                        X
                                                                        ------- ------ -------- ------ ------ -------
                  (b)    Lamps Replacement/Lens Replacement                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           12.    Windshield Cabinets, Water Buckets & Other
                  Expendable Items                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           13.    Waste Receptacles                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------

5.   GRASS AREA, LANDSCAPING, FERTILIZING, SPRINKLERS, NOZZLES &
     WATER HOSE
                                                                        ------- ------ -------- ------ ------ -------
     A.    Underground Water Lines, Hydrants                                              X              X
                                                                        ------- ------ -------- ------ ------ -------

6.   GREASE TRAP FROM KITCHEN                                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------

7.   OIL-WATER SEPARATORS                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------

8.   SIGNAGE & LIGHTING (INCLUDING ALL BUILDINGS)
                                                                                ------
                                                                        ------- ------ -------- ------ ------ -------
     Lessor shall be responsible for replacement of all items
     associated with TA branded signs.  Lessee shall be responsible for cleaning and maintenance of all signage and replacement of unbranded signs and lights.
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

9.   SEWAGE DISPOSAL SYSTEM - MECHANICAL OIL SEPARATORS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Major equipment, including complete replacement of all piping and valves, pumps and motors, compressors and blowers, chlorinators, communutors and bar screens, electrical and pneumatic controls and wiring, surge tanks, lift stations, aeration and clarifier tanks, tertiary tanks, filter beds, spray fields, drain fields, unit enclosures and housing, and grating
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     All parts necessary for repair                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Structural enclosures                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Operating costs and operating equipment, including nozzles and diffusers, belts, chemicals, test equipment, filters,
           oiling and greasing, flexible tubing, and hoses
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Make Daily Inspections & All Tests                                                            X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Maintenance in Accordance with Manufacturer's and Health
           Department Maintenance List
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Control Weeds and Cut Grass From:  All Areas, Control
           Rodents and Insects                                                                    X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Lagoons, Ponds                                                                 X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Lagoons, Ponds including removing sediment and
                  vegetation                                                                      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Grass, Trash, Sand Traps, Septic Tanks                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Drain or Remove Sludge                                                          X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Rodding All Lines                                                               X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Oil Separators and Skimming Ponds
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Free Floating Collector Tube                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Operating Costs, All Supplies & Replacement of
                  Drive Wheels & Pressure Blocks, Rim Scrapers,
                  Pressure Block Ceramic Wear Pieces
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Pump Out Skimmed Oil Tank                                                       X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Swing Chains, Counterweights, Booms                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Remove Oil from Oil Separator                                                   X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

10.  WATER SYSTEM
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Operating Costs and All Materials                                                             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Lubrication of Motors, Controls Etc.                                                   X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Periodically Drain and Flush Out Tanks                                                 X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Recharge and Clean Water Treating Equipment as Required by
           Manufacturer                                                                           X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Major equipment, including complete replacement of all piping and valves, gauges, switches and controls, pressure tanks, aerator tanks, mineral and brine tanks, water storage tanks, chlorinators, other chemical feeder tanks, pumps, motors, and starters, compressors, and pump houses

                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     All parts necessary for repairs                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Structural enclosures                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    1.     Testing if required by EPA                                                                    X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

11.  TRUCK SCALES                                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Calibrating - Lubricating                                                                     X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Coin Head or Electronic Head & Printer                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Scale House                                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Platform & Weigh Bridge                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Sump Pump & Pit Cleaning                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Contract Maintenance Service (for 90-Day Inspection
           Interval) Must Be Approved by the Company
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Concrete Approaches                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

12.  LPG EQUIPMENT
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Installation and/or Replacement                                                        X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Underground electric for LPG                                                   X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Fire Extinguisher (Type to be Approved by the Company)                                 X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Bumpers & Fence Protection                                                             X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

13.  COMPACTOR (APPROVED BY TA)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           Includes Original Cost, Installation, Repair,
           Replacement & Operating Costs                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

14.  REFUSE - TRASH, GARBAGE & POLLUTANTS                                                         X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                          SITE IMPROVEMENTS                                  THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Dumpster                                                                               X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Barrels or Drums and Covers                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Other Disposal Equipment                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Remove and properly dispose of all contaminants,
           pollutants, toxic substances, and hazardous substances on
           the Leased Premises.  (NOTE:  No Trash or Debris May Be
           Buried on the Company Property)
                                                                                                  X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

15.  FLAG POLES                                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

16.  FLAGS (ORIGINAL & REPLACEMENT)                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - EXTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
1.   SIDEWALKS                                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

2.   COLUMNS                                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

3.   MASONRY                                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

4.   ALL WINDOWS, DOORS & STORE FRONT METAL (INCLUDES ALL INTERIOR
     DOORS & WINDOWS)
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Door Closers                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Glass, Door & Window                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Glass Breakage Caused By Obvious Building Settlement
                                                                                          X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Lock Re-keying                                                                                X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

5.   FASCIA & SOFFITS                                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

6.   FLASHINGS & COPINGS                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------

7.   GUTTERS & DOWNSPOUTS                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------

8.   ROOFING                                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------

9.   EXHAUST FANS & GREASE TROUGHS                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
     A.    Belt Replacement & Lubrication                                                                X
                                                                        ------- ------ -------- ------ ------ -------

10.  STAIRS EXTERIOR                                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

11.  PAINTING AND WASHING
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Maintenance Painting                                                                          X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Washing                                                                                X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - EXTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Routine Washing & Cleaning All Surfaces                                         X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Major Washing Program                                                           X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

12.  STRUCTURAL SYSTEM                                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

13.  SIGN, BUILDING EXTERIOR
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    The Company Logo Buildings Signs                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Other Signs Owned by the Company                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

14.  ILLUMINATED AWNINGS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Framework and Fabric                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Lamps and Ballasts                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Electrical Wiring                                                              X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Soffit Grilles                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

15.  EXTERIOR BUILDING LIGHTS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Fixtures                                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Lamp Replacement                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
1.   ENTRANCE FLOOR MATS                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

2.   FLOORS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Tile, Terrazzo, Concrete                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Carpeting                                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

3.   WALLS                                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

4.   CEILINGS, LIGHTING, GRILLS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Drywall & suspended Lay-In                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
     B.    Light Fixtures, Ballasts, Lens Covers                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
           1. Branded Signs ,TA                                                           X
                                                                        ------- ------ -------- ------ ------ -------
     C.    Lamp Replacement                                                                       X             X
                                                                        ------- ------ -------- ------ ------ -------
     D.    HVAC Grills, Registers                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
     E.    Filters                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------

5.   TELEPHONES
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Phone Booths Enclosed or Open, Approval by TA as to
           Number, Type and Location is Required before Installation
                                                                                                  X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Cables & Service Lines                                                                 X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Light Fixtures & Bulbs                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

6.   VENDING AREA
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Machines or Dispensers                                                                 X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

7.   RESTAURANT
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Dining Room, Coffee Shop, Truckers', Dining Room
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Open Shelf Cabinet                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Refrigerated Display Case                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Pantry Shelf Cabinet                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Pantry Utility Cabinet                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Coffee Urn Stand                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           6.     Juice Dispensers                                                                X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           7.     Milk Dispensers                                                                 X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           8.     Hot Food Server & Housing                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           9.     Column Enclosure                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Soup Wells                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           11.    Hot Chocolate Dispensers                                                        X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           12.    Coffee Urn                                                                      X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           13.    Counter Enclosures                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           14.    Fountainette                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           15.    Lowerator Cabinet                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           16.    Water Station                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           17.    Beverage Counter                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           18.    Refrigerator                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           19.    Ice Chest                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           20.    Hot Fudge Warmer                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           21.    Malt Mixer                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           22.    Drink Dispenser                                                                 X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           23.    Ice Tea Dispenser                                                               X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           24.    Bus Box Enclosure                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           25.    Divider Panels                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           26.    Lunch Counters                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           27.    Silver Dispensers                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           28.    Angle Slides                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           29.    Undercounter Stations                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           30.    Counter Stools                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    Reupholstery - Normal Wear, Abuse, or Damage
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           31.    Wall Bench                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           32.    Booth Seating                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           33.    Chairs                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           34.    Table Tops & Bases                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           35.    Waitress Station                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           36.    Coat Rack                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           37.    Cashier Counter                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           38.    Cash Register                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           39.    Coffee Warmer                                                                   X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           40.    Coat Rail                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           41.    Planters                                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           42.    Drapery (Repl. Requires the Company Specifications)
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           43.    Wall Clock                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           44.    Wainscot                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           45.    Booth Costumers                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           46.    Carbonators                                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B     Kitchen Equipment
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Compressor Rack                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Syrup Tank Rack                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Lockers & Coat Rack                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Employee Dining Table                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Employee Dining Chairs                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           6.     Bulletin Board                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           7.     Time Card Racks                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           8.     Time Clock                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           9.     Stock Room Shelving                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Receiving Scale                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           11.    Ice Machine Assembly                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           12.    Soiled & Clean Dishtable                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           13.    Pre-Rinse Spray                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           14.    Dishwasher                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           15.    Dishwasher Hood                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           16.    Booster Water Heater                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           17.    Racks & Dollies                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           18.    Dish Shelving Section                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           19.    Walk-In Cooler/Freezer                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           20.    Walk-In Cooler/Freezer Shelving                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           21.    Pan Shelving                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           22.    Pot & Pan Sink                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           23.    Wall Type Pan Rack                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           24.    File Cabinet                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           25.    Safe                                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           26.    Manager's Desk                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           27.    Desk Chair                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           28.    Side Chair                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           29.    Linen Cabinet                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           30.    Worktable with Bain-Marie                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           31.    Ranges with Oven or Range Battery                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           32.    Range Ventilator                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           33.    Convection Oven                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           34.    Oven Ventilator                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           35.    Worktable                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           36.    Ingredient Bins                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           37.    Mixer with Stand                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           38.    Worktables                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           39.    Spacer Tables                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           40.    Fryers                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           41.    Two-Burner Range                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           42.    Griddles                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           43.    Griddle/Fryer Ventilator                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           44.    French Fry Warmer                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           45.    Chef's Refrigerator                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           46.    Fire Protection Equipment                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    Recharging Fire Extinguishers Immediately
                         After Discharge                                                          X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (b)    Annual Recharging Fire Extinguishers (or per
                         Local Code)                                                                     X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (c)    Annual Maintenance Contract to Inspect &
                         Recharge                                                                        X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (d)    Cleaning of All Ventilators and Plenums
                         (90-Day Interval)                                                        X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           47.    Toaster Stand                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           48.    Conveyor Toaster                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           49.    Compressor Cabinet                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           50.    Make-Up Table                                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           51.    Work Counter                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           52.    Hot Food Table                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           53.    Hot Food Table Accessories                                                      X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           54.    Stand with Sink                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           55.    Waffle Baker                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           56.    Bread Toasters                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           57.    Steamer                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           58.    Bread & Bun Racks                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           59.    Worktable                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           60.    Slicer                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           61.    Riser Filler                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           62.    Pass Window Shelf                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           63.    Pendant Heat Lamp (Ex Bulb)                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           64.    Pendant Heat Lamp Bulb Replacement                                              X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           65.    Waitress Call System (Company Owned)                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           66.    Order Wheel                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           67.    Dish Trucks                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           68.    Worktable with Sink                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           69.    Kitchen Wall Clock                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           70.    Chef's Freezer                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           71.    Reach-In Refrigerator                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           72.    Plenum for Ventilators                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           73.    Stainless Steel Trim                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           74.    Rattleware, Dishes, Pots, Pans, Silverware, Etc.
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           75.    Other Food Preparation or Processing Equipment
                  (Must Have Prior Approval of the Company)
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           76.    Juke Box Remote & Coin Station Heads (Location,
                  Type, Etc. Must Have Approval of the Company Before
                  Installation)
                                                                                                  X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           77.    Speakers & Wiring                                                               X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

8.   RESTAURANT MANAGER'S OFFICE
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     All Furniture                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

9.   JANITOR CLOSET
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Mops, Brooms, Cleaning Equipment                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

10.  EQUIPMENT ROOM
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Compressors, Remote, Owned by the Company                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Wire Shelving                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Other Contents                                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

11.  EMPLOYEE, PUBLIC, TRUCKERS REST ROOMS, WOMEN'S SHOWER, EMPLOYEE
     LOUNGE, PRIVATE SHOWERS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    All major fixtures, including sinks and vanities, urinals, toilets, light fixture, toilet partition wall and door
           panels, faucets, and flush valves                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    All minor equipment and repair parts for item A, including mirrors; soap dispensers and parts; towel dispensers;
           toilet partition hinges and latches, repair holes and
           damage to partitions; faucet washers, stems and repair
           parts; toilet seats, flush valve kits, & repair parts for
           tank valves and repair parts; sanitary napkin vendors and
           disposals, coat racks, toilet paper dispensers and other
           miscellaneous furniture
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    All Supplies for Operation                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Routine Washing of Surfaces                                                                   X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Shower Curtains, Rods & Doors                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Rodding Toilets & Sewer Lines                                                          X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Lockers                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.     Costumers                                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Employee Lounge Furniture                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
     J.    Shower Stalls-Entire Units (if only one component, then
           Lessee replaces)                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     K.    Re-Grout Ceramic Tile                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

12.  APPROACHES
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Plexiglass - Map Rack - Sign                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Tube Replacement - Sign                                                                              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Interstate Map Replacement                                                                           X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

13.  TRAVEL STORE
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Ash Trays                                                                              X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Office Furniture                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Planter                                                                                X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Safe                                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Waste Baskets                                                                          X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Shoe Sales Chairs                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Security Mirrors                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Stocking Carts                                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Store Fixtures                                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     J.    Cash Register                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     K.    Store Department Signage (Must Have Prior Approval of the
           Company)                                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     L.    Additional Display Cabinets, Racks or Counters (Prior
           Approval of the Company Required)                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
     M.    Fitting Room Equipment                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

14   TRAVEL STORE STOCK ROOM
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Storage Cabinets                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Storage Shelving                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Wire Shelving                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

15.  CENTRAL CONTROL
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Ash Trays                                                                              X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Truckers Bulletin Board                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Office Furniture                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Portable Linen Bin                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Room Key Tags                                                                                        X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Wall Clock                                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Waste Baskets                                                                          X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Entrance Floor Mats                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Communications Cabinet                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     J.    Transmitters, Receivers, Power Rack Communications
           Equipment                                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     K.    Communications Speakers & Wiring Only                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     L.    Control Counter                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     M.    Back Bar Counter                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     N.    Key Cabinet                                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     O.    Employee Lockers                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     P.    Steel Shelving                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Q.    Cash Register                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     R.    Time Clock & Time Card Racks                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     S.    Teletype Unit, Cables & Lines                                                          X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     T.    Remote Ticket Printer Consoles, Computers & Power Packs
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     U.    Water Cooler                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     V.    Scale Electronic Head & Printer                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

16.  TRUCK STOP MANAGER'S OFFICE
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Office Furniture, Drapery                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

17   BARBER SHOP
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     All Fixtures, Wall Cases & Lavatories                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

18.  ACCOUNTING OFFICE
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Office Furniture, Files, Safe, Equipment                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Storage Shelving                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

19.  TRUCKERS' LAUNDRY
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Washer                                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Dryer                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Laundry Sorting Table                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Dryer Vent                                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Detergent Vending Equipment                                                            X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Flexible Dryer Vent                                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

20.  LOUNGE & TRUCKERS' MOTEL
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Ash Trays                                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Lounge Chairs                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Desk & Chair                                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Television                                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    T.V. Aerial & Wiring to Jacks (2) (Initial)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     T.V. Aerial & Wiring Replacement or Additions
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Coat Rack                                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Planters                                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Waste Baskets                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Drapery                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     J.    Bed Frames & Headboards                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     K.    Mattresses & Box Springs                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     L.    Desks                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     M.    Side Chairs                                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     N.    Lamp Tables                                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     O.    Coat Rack Wall Mounted                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     P.,   Lamps (Desk & Bedside)                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Q.    Maid Service Cart                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     R.    Mirrors                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     S.    Shelving, Wire or Steel                                                        X       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     T.    Linens, Pillows, Bed Spreads, Blankets, Soap, Towels
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     U.    Wall Decor, If Any                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     V.    Vacuum Cleaner                                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     W.    Waste Receptacles                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     X.    Brokers' Office Furniture                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Y.    Water Cooler                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

21.  TRUCKERS' MOTEL BATH ROOMS
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Sale as Section 11 A-K
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

22.  MECHANICAL EQUIPMENT
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Heating, Ventilating, Air Conditioning (HVAC) System:
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Design New or Replacement Equipment                                     X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Re-Balancing the System (Per Original Design)
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Boilers or Furnaces                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Chillers or Coils                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Cooling Towers or Condensers                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           6.     Water Heaters, or Heat Exchangers                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           7.     Valves and Gauges                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           8.     Controls and Thermostats                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           9.     Oil Filters                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Air Filters                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           11.    Ducts                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           12.    Registers & Grills                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           13.    Piping                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           14.    Underground Tanks                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           15.    Above-ground Tanks                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           16.    Dampers                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           17.    Louvers and Bird Screens                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           18.    Exhaust Fans                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           19.    Burner Nozzles, Transformers                                                    X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           20.    Motors                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           21.    Pulley Belts for Motors                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           22.    Compressors                                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           23.    Maintain Coolant Levels in Compressors                                                 X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           24.    Insulation and Pipe Wrapping                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           25.    Fuel Oil Piping System                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           26.    Cost of Monthly Maintenance Contract                                                   X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           27.    Compressor & Pneumatic Control System                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           28.    Air Handling Unit                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           29.    Make-Up Air Unit                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           30.    Water Circulating Pumps                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           31.    Chemical Feeder Systems                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (a)    All Parts Necessary for Repairs                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                  (b)    All Chemicals                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           32.    Expansion Tanks                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

23.  ELECTRICAL SYSTEM
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    The Incoming System                                                                    X      S      S
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Distribution System
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Switch Gear & Panelboard                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Fuses & Circuit Breakers                                                                      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Conduit & Wires                                                         X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Transformers                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Outlets
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Duplex Receptacles                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Wall Switches                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Additional Receptacles (Must be Approved by the
                  Company)                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Emergency Equipment
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Exit Signs                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Exit Signs Lamps                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Fencing for Electrical Switch Gear                                             X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Furniture - Desk, Files, Workbenches, Cabinets                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

24.  EMERGENCY EQUIPMENT
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       MAIN BUILDING - INTERIOR                              THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Fire Extinguishers & Cabinets                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Recharging Fire Extinguishers immediately after
                  discharge                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Annual Recharging Fire Extinguishers (or as per
                  Local Code)                                                             X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Emergency Lights                                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Fire Alarm System                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Emergency Door Alarms                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Battery Replacement                                                                    X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

25.  PAINTING & WASHING (BUILDING INTERIOR)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Maintenance Painting                                                                          X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Washing
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Routine Washing & Cleaning of All Surfaces
                                                                                                         X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Major Washing Program                                                           X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - EXTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
1.   RAMPS (CONCRETE)                                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

2.   MASONRY & FACADE PANELS                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

3.   OVERHEAD DOORS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Initial Doors                                                                  X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.     Motor Operators & Stations                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Normal Repair & Adjustment                                                                    X
                                                                        ------- ------ -------- ------ ------ -------
     D.    Foot Doors                                                                     X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Glass Replacement                                                                      X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

4.   STRUCTURAL SYSTEM                                                                    X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

5.   ROOFING, GUTTERS, DOWNSPOUTS                                                         X       X      X


     (Company replaces only if more than $2,500.00;  Lessee replaces if less than $2,500.00)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

6.   FLASHING & COUNTER FLASHING                                                          X       X      X


     (Company replaces only if more than $2,500.00;  Lessee replaces if less than $2,500.000
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

7.   WALLS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Maintenance Painting                                                                          X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Washing
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Routine Washing & Cleaning of All Surfaces
                                                                                                  X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     Major Washing Program                                                           X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - EXTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

8.   SIGNS - BAY EXTERIOR (TA BRANDED AND COMPANY APPROVED)                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

9.   BUMPERS, POSTS                                                                       X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Maintenance Painting                                                                          X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - INTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
1.   FLOORS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.     Concrete                                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.     Tile                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

2.   WALLS                                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

3.   LIGHTING
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

     A.  Light Fixtures, Ballasts, Lens                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

     B.  Lamp Replacement                                                                         X             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

     C.  Pit Lights and Wiring                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

         1.       Replacement Lamps and Lens and Metal Grills                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

4.   EMPLOYEES REST ROOMS (REFER TO ITEMS 11A-11K)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

5.   PARTS STORAGE
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Shelving, Parts Bins, Lockers, Cabinets                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Desk, Chair, File Cabinet                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

6.   TIRE CHANGING ROOM
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Tire Changer                                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Tire Spreader                                                                          X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Tube Test Tank & Fill Hose                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Tire Cage                                                                              X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Miscellaneous Tools &/or Added Equipment                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Air & Water Lines                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - INTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Nozzles                                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

7.   TIRE BANK ROOM & ALL RACKS & EQUIPMENT
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

8.   OIL STORAGE
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Roller Racks for Unloading                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Other Racks or Equipment                                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Fencing                                                                        X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

9.   BAYS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Floor Drains & Sumps (Company only replaces entire unit)
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Sump Pump & Pit (Company only replaces entire unit)
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Oil Trap (Company only replaces entire unit)                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Rodding of All Drains & Sewer Lines                                                    X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

10.  FIRE EXTINGUISHERS
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Recharging Fire Extinguishers - Immediately After Discharge
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Annual Recharging Fire Extinguishers (or per Local Code)
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

11.  EQUIPMENT
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Air Compressors                                                                X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Draining - Oil Change, Belt Adjustment &
                  Replacement, Filter Cleaning & Replacement
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Air & Water Lines                                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     C.    Air & Water, Hoses, Nozzles                                                            X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     D.    Chassis & Gear Lube Pump & Flexible Hose                                               X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Metal Piping                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     E.    Air Reel & Hose                                                                        X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - INTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     F.    Lube, Gear Hose & Heads                                                                X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     G.    Intentionally Deleted
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     H.    Exhaust Fans, Ducts                                                            X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Belt Replacement                                                                              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     I.    Waste Oil Tank                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     J.    Jacks, Tools                                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     K.    Time Clock & Card Rack                                                                 X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     L.    Service Order Desk & Stool                                                             X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     M.    Work Benches                                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     N.    Trolley Beam                                                                   X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     O.    Chain Hoists                                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     P.    Drain Oil Equipment Portable                                                           X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     Q.    Reel Lights, Initial                                                           X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     R.    Reel Lights, Fixture Lamps, Cord, & Socket Replacement
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     S.    Hoist Automobile                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Oil Replacement                                                                               X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     T.    Soiled Rag Bin                                                                         X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     U.    Welding Machines                                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     V.    Other Equipment (Prior Approval by the Company Required)
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     W.    Chassis & Gear Reels                                                                   X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

12.  TRUCK WASHING (PRIOR APPROVAL BY THE COMPANY REQUIRED)
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Equipment Owned by the Company                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Necessary Sewer, Water & Electrical Services
                  (Rough-in Stubs Only)                                                   X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     All Connections, Wiring, Transformers, & Piping
                  (From Stubs Item 1 Above) to Equipment Components
                                                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Supplies & Power to Operate Equipment & Operating
                  Expendables                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - INTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Replacement of Belts, Nozzles, Hoses & Lubrication
                  as Recommended by Manufacturer's Maintenance Program
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Roller Brushes                                                          X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           6.     Water Treatment Facilities                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           7.     Hot Water Heaters For Truck Washing Equipment
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           8.     Fuel Storage &/or Supply Line for Heaters                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           9.     Drains, Sumps, Traps (Company only replaces entire
                  system)                                                                 X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Wash Water Reclaim System                                               X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Equipment Owned by Lessee                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           1.     Necessary Sewer, Water, Electrical Services
                  (Rough-in Stubs Only)                                                   X              X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           2.     All Connections, Wiring, Transformers, Controls, &
                  Piping, Etc. (From Stubs Item Above) to Equipment
                  Components                                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           3.     Supplies & Power to Operate Equipment & Operating
                  Expendables                                                                     X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           4.     Replacement of Belts, Nozzles, Hoses & Lubrication
                  as Recommend by Manufacturer's Maintenance Program
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           5.     Roller Brushes                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           6.     Water Treatment Facilities                                                      X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           7.     Hot Water Heaters for Truck Washing Equipment
                                                                                                  X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           8.     Fuel Storage &/or Supply Line                                           X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           9.     Drains, Sump Traps                                                      X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           10.    Wash Water Reclaim System                                                       X      X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
           11.    Rodding Drain Lines                                                             X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

13.  SIGNS - BAY INTERIOR (COMPANY APPROVAL)                                              X       X      X
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------

14.  WASHING & PAINTING
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     A.    Maintenance Painting                                                                          X
                                                                        ------- ------ -------- ------ ------ -------

                                                               ------------------------------------------------------
Fee Owned Single Lease
                                                               CODE KEY:         C = Cleaning
                                                                                 M = Maintenance
                                                                                 R = Replacement
                                                                                 S = Supplier of Equipment
                                                                                 X = Responsible Party
-------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ITEM NO.                                DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------- ----------------------- ---------------------
                       SERVICE BAYS - INTERIOR                               THE COMPANY               LESSEE
----------------------------------------------------------------------- ----------------------- ---------------------
----------------------------------------------------------------------- ------- ------ -------- ------ ------ -------
                                                                          C       M       R       C      M      R
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
                                                                        ------- ------ -------- ------ ------ -------
     B.    Washing
                                                                        ------- ------ -------- ------ ------ -------

                           ADDENDUM TO LEASE AGREEMENT


                  This Addendum to the Lease Agreement (the "Addendum") is
executed this       day of               , 1997, by and between NATIONAL
              -----        --------------
AUTO/TRUCKSTOPS, INC., a Delaware corporation, having its principal place of business at 24601 Center Ridge Road, Suite 300, Westlake, Ohio 44145-5634 (hereinafter referred to as the "Company"), and
                                                ----------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

                         (hereinafter referred to as the "Lessee").
------------------------
                                   WITNESSETH:

                  WHEREAS, Company and Lessee have executed a Lease Agreement, of even date herewith (the "Lease Agreement"), pertaining to the Leased Premises (as such term is defined in the Lease Agreement); and

                  WHEREAS, the parties desire to amend and modify certain terms and provisions of the Lease Agreement in accordance with the terms of this Addendum.

                  NOW, THEREFORE, in consideration of the premises above and in the Lease Agreement, and in consideration of the mutual covenants, agreements and obligations set forth herein, the parties hereto agree as follows:

1. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings ascribed thereto in the Lease Agreement.

2. The proviso following the "Base Rent Amount" definition as set forth in Exhibit B (Rental Schedule) to the Lease Agreement shall be revised as follows:

         "provided, however, that the Base Rent Amount shall permanently increase by: (1) an amount (the "Improvement Rent") equal to fourteen percent (14%) of the cost of all capital improvements, agreed upon by the Company and Lessee to enhance the value of the Leased Premises, made and paid for by the Company, costing $2,500 or more (or, pursuant to Paragraph 8 made by Lessee at the Company's expense over $2,500)
         (the "Improvements"), if any; and (2) ...."

3. The third and fourth sentences of the first paragraph of Section 8 of the Lease Agreement shall be deleted and the following substituted therefor:

         "All such Company required alterations shall be paid for by Lessee, at its own expense, unless the cost of such Company required alteration exceeds $2,500. If the cost exceeds $2,500, the Company may require such alteration to be performed by Lessee, and the Company shall promptly reimburse Lessee, based on paid receipts submitted to the Company by Lessee, for the portion of the total cost that exceeds $2,500. In the event the Company and Lessee agree that an alteration or capital improvement will enhance the value of the Leased Premises (E.G., addition of a food court, fast food outlet or shop expansion) the Base Rent Amount, as defined in Exhibit B to this Lease, shall be permanently increased by an amount equal to the Improvement Rent (as defined in Exhibit B). For purposes hereof, it is agreed that, subject to the terms of Exhibit C to the Lease, the repair or replacement of any "Item" which is described on Exhibit C to the Lease and for which the "R" (Replacement) box has been marked with an "X" under "The Company" column, shall not cause an increase in the Base Rent Amount. The Base Rent Amount shall not be increased by the




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


         Improvement Rent in the event Lessee elects to pay for such alteration or capital improvement using Lessee's own funds and, if the Company and Lessee agree, prior to construction of such alteration or capital improvement, upon an amortization schedule with respect to such alteration or capital improvement, the Company will, upon the termination of this Lease, reimburse to Lessee an amount equal to the unamortized portion of the cost of such alteration or capital improvement, determined as of the effective date of the termination of this Lease."

4. The first two sentences of Section 11(b)(i) of the Lease shall be deleted and the following substituted therefor:

         "(i) Lessee may not sell, assign (including, but not limited to, assignments by operation of law), pledge, sublet or transfer (collectively, "Assign") this Lease or any interest therein without the Company's prior written consent, which consent shall not be unreasonably withheld."

5. Section 17(d) of the Lease shall be deleted and the following substituted therefor:

         "(d) The Company agrees that in the event of: (i) a non-renewal pursuant to subparagraph (a)(iv) hereof; or (ii) a non-renewal pursuant to subparagraph (b)(i) and (iv) hereof; the Company will not, during the 180 day period following the expiration of the then-current Initial Term or Renewal Term, as the case may be, sell or enter into an agreement to sell the Company's interest in the Leased Premises, without first granting Lessee a 30 day preferential right to meet the bona fide offer of another person to purchase the Company's interest in the Leased Premises. Notwithstanding anything to the contrary herein, the Company shall not be subject to the restrictions above, and Lessee shall not be entitled to any such preferential right if Lessee has not otherwise complied with the terms and provisions of Section 2 of this Agreement."

6. Section 6(h) of the Lease shall be deleted and the following substituted therefor:

         "(h) enter into any service contract or agreement relating to the furnishing of any services to the Leased Premises unless such contract or agreement shall, by its terms, be terminable by Lessee on no more than thirty (30) days notice, or it shall expressly provide that such agreement or contract shall not be binding upon the Company upon expiration or termination of this Lease; provided, however, Lessee may enter into service contracts or agreements which are terminable by Lessee on more than thirty (30) days notice with the Company's consent."

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby, have duly executed and delivered this Addendum to Lease Agreement on the day and year first above written.

FRANCHISEE PARTIES:                         NATIONAL AUTO/TRUCKSTOPS, INC.


By:                                         By:
   -----------------------------------         ---------------------------------


                  and                       LESSEE


By:                                         By:
   -----------------------------------         ---------------------------------




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